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                                                                   Exhibit 10.12



                            AT HOLDINGS CORPORATION

                          1994 STOCKHOLDERS' AGREEMENT

                               DATED MAY 17, 1994







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                    This Stockholders' Agreement amends and
                    restates the Original Stockholders'
                    Agreement (as hereinafter defined) dated as of December 24, 1990


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                            AT HOLDINGS CORPORATION
                          1994 STOCKHOLDERS' AGREEMENT

                               TABLE OF CONTENTS

                                                               Page
                                                               ----
ARTICLE I       DEFINITIONS

Section 1.01.   "Acceptable Company Offering"...................3
Section 1.02.   "Acceptable Demand Offering" .................. 3
Section 1.03.   [Intentionally omitted.] ...................... 4
Section 1.04.   "Act" ......................................... 4
Section 1.05.   "Aerotech" .................................... 4
Section 1.06.   [Intentionally omitted.] ...................... 4
Section 1.07.   [Intentionally omitted.] ...................... 4
Section 1.08.   "Affiliate" ................................... 4
Section 1.09.   "Agreement" ................................... 4
Section 1.10.   "Appraiser" ................................... 4
Section 1.11.   "Argo-Tech" ................................... 4
Section 1.12.   "Argo-Tech Board" ............................. 4
Section 1.12.1  "Argo-Tech ESOP" .............................. 4
Section 1.13.   (Intentionally omitted.] ...................... 4
Section 1.14.   "Board" ....................................... 5
Section 1.15.   "Board Determination Period" .................. 5
Section 1.16.   "Blue Sky Laws" ............................... 5
Section 1.17.   "Business Day" ................................ 5
Section 1.18.   [Intentionally omitted.] ...................... 5
Section 1.19.   "Class A Common Stock" ........................ 5
Section 1.20.   "Class B Common Stock" ........................ 5
Section 1.21.   "Class C Common Stock" ........................ 5
Section 1.21.1  "Class D Common Stock" ........................ 5
Section 1.22.   [Intentionally omitted.] ...................... 5
Section 1.23.   [Intentionally omitted.] ...................... 5
Section 1.24.   "Closing Date" ................................ 5
Section 1.25.   "Code" ........................................ 5
Section 1.26.   "Commission" .................................. 5
Section 1.27.   "Common Stock" ................................ 5
Section 1.28.   "Confidential Information" .................... 6
Section 1.29.   "Control Event" ............................... 6
Section 1.30.   [Intentionally omitted.] ...................... 6
Section 1.31.   [Intentionally omitted.] ...................... 6
Section 1.32.   "Corporation" ................................. 6
Section 1.33.   "Corporation's Note" .......................... 6
Section 1.34.   "Corporation's Registration Notice" ........... 6
Section 1.35.   [Intentionally omitted.] ...................... 6
Section 1.36.   "Default" ..................................... 6
Section 1.37.   "Demand Notice" ............................... 6
Section 1.38.   "Demand Registration" ......................... 6
Section 1.39.   "Demand Registration Notice" .................. 6
Section 1.40.   "Demand Registration Right" ................... 6
Section 1.41.   "Demand Seller" ............................... 7
Section 1.42.   "Determination Notice" ........................ 7
Section 1.43.   [Intentionally omitted.] ...................... 7

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Section 1.44.   [Intentionally omitted.] ...........................7
Section 1.45.   "Disposition" ......................................7
Section 1.46.   "Distribution Agreement" ...........................7
Section 1.47.   "Drag-Along Offer Terms" ...........................7
Section 1.48.   "Drag-Along Sale Notice" ...........................7
Section 1.49.   "Drag-Along Right" .................................7
Section 1.50.   [Intentionally omitted.] ...........................7
Section 1.51.   [Intentionally omitted.] ...........................7
Section 1.51.1  "ERISA" ............................................7
Section 1.52.   "Exon-Florio" ......................................8
Section 1.53.   [Intentionally omitted.] ...........................8
Section 1.54.   [Intentionally omitted.] ...........................8
Section 1.55.   [Intentionally omitted.] ...........................8
Section 1.56.   "Fair Market Value" ................................8
Section 1.57.   [Intentionally omitted.] ...........................8
Section 1.58.   [Intentionally omitted.] ...........................8
Section 1.59.   "Guaranty Agreement" ...............................8
Section 1.60.   "Guaranty Fee Agreement" ...........................9
Section 1.60.1  "Independent Director" .............................9
Section 1.61.   "Investor Acceptance" ..............................9
Section 1.62.   "Investor Offer" ...................................9
Section 1.63.   "Investor Stockholder" .............................9
Section 1.64.   "Investor Stock Subscription
                  Agreements" ......................................9
Section 1.65.   [Intentionally omitted.] ...........................9
Section 1.66.   "Management Acceptance" ............................9
Section 1.67.   [Intentionally omitted.] ...........................9
Section 1.68.   [Intentionally omitted.] ...........................9
Section 1.69.   [Intentionally omitted.] ...........................9
Section 1.70.   [Intentionally omitted.] ...........................9
Section 1.71.   [Intentionally omitted.] ...........................9
Section 1.72.   "Management Offer" .................................9
Section 1.73.   [Intentionally omitted.] ...........................9
Section 1.74.   [Intentionally omitted.] ...........................9
Section 1.75.   "Management Stockholder" or
                  "Management Stockholders" ........................10
Section 1.76.   "Management Stock Subscription
                  Agreements" ......................................10
Section 1.77.   [Intentionally omitted.] ...........................10
Section 1.78.   "Mandatory Company Registration Right" .............10
Section 1.79.   "Maximum Number" ...................................10
Section 1.80.   "Merger" ...........................................10
Section 1.81.   "Merger Agreement" .................................10
Section 1.82.   [Intentionally omitted.] ...........................10
Section 1.83.   "New Securities" ...................................10
Section 1.84.   "Non-Yamada Argo-Tech Nominees" ....................11
Section 1.84.1  [Intentionally omitted.] ...........................11
Section 1.85.   "Non-Yamada Stockholders" ..........................11
Section 1.86.   [Intentionally omitted.] ...........................11
Section 1.86.1  "Original Stockholders' Agreement" .................11
Section 1.87.   "Other Stockholders" ...............................11
Section 1.88.   "Outside Director" or "Outside
                 Directors" ........................................11

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Section 1.89.   "Override Commission" .....................................11
Section 1.90.   "Permitted Affiliate" .....................................11
Section 1.91.   "Permitted Disposition" ...................................11
Section 1.92.   "Person" ..................................................14
Section 1.93.   [Intentionally omitted.] ..................................14
Section 1.94.   "Post-Default Contribution" ...............................14
Section 1.95.   "Pre-Control Event Contribution" ..........................14
Section 1.96.   "Preemption" ..............................................14
Section 1.97.   "Preferred Stock" .........................................14
Section 1.98.   "Preferred Stock Payment Default" .........................14
Section 1.99.   "Primary Offering" ........................................14
Section 1.100.  "Proposed Disposition" ....................................14
Section 1.101.  [Intentionally omitted.] ..................................14
Section 1.102.  "Proposed Purchaser" ......................................14
Section 1.103.  "Pro Rata Share" ..........................................14
Section 1.104.  "Public Offering" .........................................15
Section 1.105.  "Purchase Price" ..........................................15
Section 1.l05.1 "Put" .....................................................15
Section 1.105.2 "Put Stock Value" .........................................15
Section 1.106.  "Registration Notice" .....................................15
Section 1.107.  "Registration Statement" ..................................15
Section 1.107.1 "Related Transaction" .....................................15
Section 1.108.  "Remaining Offered Securities" ............................15
Section 1.109.  "Rule 144" ................................................15
Section 1.110.  "Scheduled Put Closing Date" ..............................15
Section 1.111.  "Security" or "Securities" ................................15
Section 1.112.  "Selling Stockholders" ....................................16
Section 1.113.  "Senior Bank Financing" ...................................16
Section 1.114.  "Stockholder" .............................................16
Section 1.115.  "Subordinated Notes" ......................................16
Section 1.116.  "Subscription Agreements" .................................16
Section 1.117.  "Subsidiary" or "Subsidiaries" ............................16
Section 1.118.  "Successor" ...............................................16
Section 1.119.  "Sumitomo Bank" ...........................................16
Section 1.120.  [Intentionally omitted.] ..................................16
Section 1.121.  "Supplemental Performance Agreement" ......................17
Section l.121.1 "Sunhorizon" ..............................................17
Section 1.122.  "Tag-Along Holder" ........................................17
Section 1.123.  "Tag-Along Notice" ........................................17
Section 1.124.  "Tag-Along Percentage" ....................................17
Section 1.125.  "Tag-Along Right" .........................................17
Section 1.126.  "Third Appraiser" .........................................17
Section 1.127.  "Triggering Event" ........................................17
Section 1.128.  "Trust" ...................................................17
Section 1.129.  "Trustee" .................................................17
Section 1.130.  "Valuation Date" ..........................................17
Section 1.131.  "Vestar" ..................................................17
Section 1.132.  "Vestar Investment Partnership" ...........................17
Section 1.133.  [Intentionally omitted.) ..................................18
Section 1.134.  [Intentionally omitted.] ..................................18
Section 1.135.  [Intentionally omitted.] ..................................18
Section 1.136.  [Intentionally omitted.] ..................................18
Section 1.137.  [Intentionally omitted.] ..................................18


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Section 1.138.  [Intentionally omitted.] ...............................18
Section 1.139.  "Withdrawing Management Stockholder". ..................18
Section 1.140.  "Yamada" ...............................................18
Section 1.141.  "Yamada Argo-Tech Nominees" ............................18
Section 1.142.  "Yamada Corporation" ...................................18
Section 1.143.  "Yamada Distributorship Agreement" .....................18
Section 1.144.  "Yamada-Japan Distributorship Agreement" ...............18

ARTICLE II - ORGANIZATIONAL MATTERS
Section 2.01.   By-Laws ................................................19
Section 2.02.   Certificates of Incorporation ..........................19
Section 2.03.   Share Capital; Ownership ...............................19
Section 2.04.   Board of Directors of the Corporation ..................21
Section 2.05.   Board of Directors of Argo-Tech  . .....................21
Section 2.06.   Change in Composition of Argo-Tech
                  Board ................................................22
Section 2.07.   Control Event, Post-Default
                  Contribution, Pre-Control-Event
                  Contribution, Preferred Stock
                  Payment Default ......................................25
Section 2.08.   Other Matters Related to The
                  Boards of Directors ..................................28
Section 2.09.   Chief Executive Officer of Argo-Tech ...................30
Section 2.10.   Agreements with the Trustee and
                  Vestar Investment Partnership ........................30

ARTICLE III -   RESTRICTIONS ON DISPOSITIONS OF SECURITIES;
                INVESTMENT REPRESENTATIONS
Section 3.01.   Prohibited Disposition .................................31
Section 3.02.   Other Agreements .......................................31
Section 3.03.   Representations and Warranties .........................32
Section 3.04.   Legend on Certificate ..................................32
Section 3.05.   Transfer of Preferred Stock ............................34
Section 3.06.   Transfers Invalid ......................................34

ARTICLE IV -    VOTING OF STOCK:  CERTAIN CORPORATE
                GOVERNANCE MATTERS

Section 4.01.   Voting Rights ..........................................35
Section 4.02.   Certain Corporate Governance Matters ...................35

ARTICLE V -     PREEMPTIVE RIGHTS WITH RESPECT TO NEW SECURITIES

Section 5.01.   New Securities .........................................41


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ARTICLE VI -    VESTING OF MANAGEMENT STOCK; RIGHT OF
                FIRST REFUSAL
Section 6.01.   Vesting of Management Stock ..............................42
Section 6.02.   ..........................................................42
Section 6.03.   Right of First Refusal ...................................42

ARTICLE VII -   INDEPENDENT EVALUATION
Section 7.01.   [Intentionally omitted.] .................................46
Section 7.02.   Independent Evaluation ...................................46
Section 7.03.   [Intentionally omitted.] .................................46

ARTICLE VIII -  LIMITATIONS AND OTHER MATTERS RELATED
                TO PAYMENT OF THE PURCHASE PRICE
Section 8.01.   General Limitations ......................................47
Section 8.02.   Closing of Purchase of Securities;
                Delivery of Certificates .................................47
Section 8.03.   Corporation's Note .......................................47

ARTICLE IX -    PUT RIGHTS OF CERTAIN STOCKHOLDERS;
                CERTAIN OTHER RIGHTS
Section 9.01.   Put Rights for Shares Owned by
                  Certain Stockholders ...................................49
Section 9.02.   Put Right Procedures; Other Agreements ...................49
Section 9.03.   Put Stock Value ..........................................51
Section 9.04.   Continued Stock Ownership by
                 Management Stockholders and Outside
                 Directors ...............................................51
Section 9.05.   Ordering of Put Rights ...................................52
Section 9.05.1.  Limit on Put Rights .....................................52
Section 9.06.   Tag-Along Right ..........................................52
Section 9.07.   Drag-Along Right .........................................54
Section 9.08.   Disposition of Stock on Certain
                 Default .................................................55

ARTICLE X -     SUBSTITUTE AND ADDITIONAL SECURITIES
Section 10.01.  Additional Securities ....................................57

ARTICLE XI -    ACTIONS RELATED TO A PUBLIC OFFERING;
                REGISTRATION RIGHTS
Section 11.01.  Acceptable Company Offering During
                  First Six Years ........................................58
Section 11.02.  Mandatory Company Registration ...........................58
Section 11.03.  Demand Registration Rights ...............................60
Section 11.04.  Incidental Registration Rights ...........................63
Section 11.05.  Underwriters; Underwriting Agreement .....................66
Section 11.06.  Cooperation; Restrictions on Public
                  Sale by Holder of Stock ................................67


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Section 11.07.  Other Requirements and Obligations
                  with Respect to Registration . .......................68
Section 11.08.  Expenses of Registration ...............................73
Section 11.09.  Indemnification; Contribution  . .......................73
Section 11.10.  Termination of Override Commission .....................76
Section 11.11.  Limitation on Registration Rights ......................76

ARTICLE XII - MISCELLANEOUS

Section 12.01.  Additional Management or Investor
                  Stockholders or Additional Outside
                  Directors ............................................77
Section 12.02.  Legal Representatives ..................................77
Section 12.03.  [Intentionally omitted.] ...............................77
Section 12.04.  [Intentionally omitted.] ...............................77
Section 12.05.  Obligations Regarding Continuing
                  Employment ...........................................77
Section 12.06.  Specific Performance:  Expenses and
                  Attorneys' Fees ......................................77
Section 12.07.  Severability ...........................................78
Section 12.08.  Controlling Law ........................................78
Section 12.09.  Notices ................................................78
Section 12.10.  Counterparts ...........................................79

Section 12.11.  Binding Effect; Assignment .............................79
Section 12.12.  Entire Agreement; Amendments ...........................79
Section 12.13.  Termination ............................................80
Section 12.14.  Know-How and Confidentiality ...........................82
Section 12.15.  Yamada Corporation Representatives
                  to be Employed by Argo-Tech ..........................84
Section 12.16.  Submission to Jurisdiction; Service
                  of Process ...........................................84
Section 12.17.  Other Transactions .....................................85
Section 12.18.  Public Statements ......................................86
Section 12.19.  Other Agreements; Construction .........................87
Section 12.20.  Defaults ...............................................87
Section 12.21.  Recovery of Attorney Fees ..............................87
Section 12.22.  Section and Other Headings .............................87
Section 12.23.  Approvals, Ratifications, and Waivers ..................87
Section 12.24.  Third Party Beneficiaries ..............................87
Section 12.25.  Compliance with ERISA ..................................88

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                            AT HOLDINGS CORPORATION

                          1994 STOCKHOLDERS' AGREEMENT

        This Stockholders' Agreement (the "Agreement") is dated as of May 17, 1994 and is by and among AT Holdings Corporation, a Delaware corporation (the "Corporation"); Argo-Tech Corporation, a Delaware corporation ("Argo-Tech"); YC International Inc., a California corporation ("Yamada"), Yamada Corporation, a Japanese corporation ("Yamada Corporation"), Sunhorizon International, Inc., a California corporation ("Sunhorizon") (individually, Yamada and Sunhorizon are sometimes hereinafter referred to as an "Investor Stockholder" and, collectively, they are sometimes hereinafter referred to as the "Investor Stockholders"); the persons signing this Agreement designated on Schedule A hereto as the Management Stockholders (individually, a "Management Stockholder" and, collectively, the "Management Stockholders"); and the persons signing this Agreement designated on Schedule A hereto as the Outside Directors (individually, an "Outside Director" and, collectively, the "Outside Directors").

        Society National Bank, a national banking association in its capacity as Trustee (the "Trustee") under the Argo-Tech Corporation Employee Stock Ownership Plan and Trust Agreement (the "Argo-Tech ESOP"), which is the owner of shares of Class A Common Stock of the Corporation, has entered into a separate supplemental stockholders' agreement with the Corporation and Argo-Tech in the form annexed hereto as Exhibit 2.l0A; and Vestar/Argo-Tech Investment Limited Partnership, a Delaware limited partnership (the "Vestar Investment Partnership"), has entered into a separate stock subscription agreement with the Corporation and Argo-Tech in the forms annexed hereto as Exhibits 2.10A and 2.10B, respectively. The Trustee and the Vestar Investment Partnership are third party beneficiaries of the terms and provisions of this Agreement. As used herein, the Investor Stockholders, the Management Stockholders, the Outside Directors, and the Trustee are treated and referred to herein as different categories of common stockholders of the Corporation.

                                R E C I T A L S:

        WHEREAS, the Corporation, Argo-Tech, certain of the Investor Stockholders, certain of the Management Stockholders, and certain of the Outside Directors are currently parties to a Stockholders' Agreement dated as of



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

December 24, 1990 (the "Original Stockholders' Agreement"); and

        WHEREAS, certain current stockholders of the Corporation intend to sell all or portions of their shares of Class A Common Stock (as hereinafter defined) to Sunhorizon and/or to the Trustee; and

        WHEREAS, the parties hereto believe that it is in the best interest of the Corporation, its Subsidiaries, and the Stockholders (as such terms are hereinafter defined) to continue in effect certain provisions of the Original Stockholders' Agreement, to continue to impose certain restrictions and limitations upon the Disposition of the Securities (as such terms are hereinafter defined), to admit Sunhorizon and the Trustee as common stockholders of the Corporation, and to grant each other certain rights as described herein;

        NOW THEREFORE, with reference to the foregoing recitals, which are by this reference incorporated herein and for and in consideration of the premises and the mutual covenants, terms, and conditions hereinafter set forth, the parties agree that the Original Stockholders' Agreement shall be hereby amended and restated in its entirety as follows:

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

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

        In this Agreement the following terms have the respective meanings ascribed thereto:

        Section 1.01. "ACCEPTABLE COMPANY OFFERING" shall mean a Public Offering of Common Stock of the Corporation that is a Primary Offering following which:
(i) Yamada, any Affiliates of Yamada, Sunhorizon, and any transferees to whom such entities have transferred Common Stock shall own no less than 36% in the aggregate of the outstanding Common Stock of the Corporation (including shares sold to satisfy any over-allotment option granted to any underwriters in such offering); (ii) any underwriters chosen to assist in effecting such offering are reasonably acceptable to not less than 80% of the members of the Board of the Corporation then serving; and (iii) the minimum amount raised pursuant to such offering for the Corporation is no less than $35,000,000 in gross proceeds in the aggregate.

        Section 1.02. "ACCEPTABLE DEMAND OFFERING" shall mean a Public Offering of Common Stock of the Corporation pursuant to the exercise of a Demand Registration Right following which: (i) Yamada, any Affiliates of Yamada, Sunhorizon, and any transferees to whom such entities have transferred Common Stock shall own no less than 36% in the aggregate of the outstanding Common Stock of the Corporation (including shares sold to satisfy any over-allotment option granted to any underwriters in such offering); (ii) any underwriters chosen to assist in effecting such offering are reasonably acceptable to not less than 80% of the members of the Board of the Corporation then serving; and
(iii) (a) the minimum amount reasonably anticipated to be received by selling Stockholders as a result of such offering at the time (x) such Demand Registration Right is exercised, and (y) the applicable Registration Statement is declared effective, is no less than $15,000,000 in gross proceeds if there has not been a Primary Offering prior to the exercise of the Demand Registration Right, or (b) the minimum amount of Common Stock to be sold pursuant to such offering if at any time prior to the exercise of such Demand Registration Right a Primary Offering has occurred shall be no less than the greater of (i) two percent (2%) of the outstanding Common Stock of the Corporation, and (ii) two times the average weekly trading volume in such Common Stock on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four (4) week period immediately preceding the exercise of such Demand Registration Right.

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

        Section 1.03.   [Intentionally omitted.]

        Section 1.04. "ACT" means the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder and any successor federal statute, rules, or regulations.

          Section 1.05. "AEROTECH" means Aerotech World Trade Corp., a Delaware corporation.

        Section 1.06.   [Intentionally omitted.]

        Section 1.07.   [Intentionally omitted.]

        Section 1.08. "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, the term "control" (including the correlative meanings of the terms "controlling," "controlled by," and "under direct or indirect common control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise. Notwithstanding the foregoing or any other provision of this Agreement, for purposes of this Agreement, in no event shall the Corporation or Argo-Tech be or be deemed, construed, considered, or interpreted to be an Affiliate of Yamada or an Affiliate of any Affiliate or group of Affiliates of Yamada, nor shall Yamada or any Affiliates thereof be deemed, construed, considered, or interpreted to be an Affiliate of the Corporation or Argo-Tech.

        Section 1.09. "AGREEMENT" shall have the meaning given thereto in the Preamble of this Agreement.

        Section 1.10. "APPRAISER" shall have the meaning given thereto in
Section 7.02.

        Section 1.11. "ARGO-TECH" has the meaning given thereto in the Recitals.

        Section 1.12. "ARGO-TECH BOARD" means the Board of Directors of
Argo-Tech.

        Section 1.12.1 "ARGO-TECH ESOP" means the Argo-Tech Corporation Employee Stock Ownership Plan and Trust.

        Section 1.13. [Intentionally omitted.]



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

        Section 1.14. "BOARD" means the Board of Directors of the Corporation.

        Section 1.15. "BOARD DETERMINATION PERIOD" shall have the meaning given thereto in Section 6.03(c)(ii).

        Section 1.16. "BLUE SKY LAWS" means the securities statutes of the individual states within the United States and any rules or regulations promulgated thereunder.

        Section 1.17. "BUSINESS DAY" means any day that is not a Saturday or Sunday or a day on which state, provincial, or national banking institutions are authorized or obligated by law or executive order to remain closed in the State of New York.

        Section 1.18.  [Intentionally omitted.]

        Section 1.19. "CLASS A COMMON STOCK" means the Corporation's Class A Common Stock, par value $0.01 per share.

        Section 1.20. "CLASS B COMMON STOCK" means the Corporation's Class B Common Stock, par value $0.01 per share.

        Section 1.21. "CLASS C COMMON STOCK" means the Corporation's Class C Common Stock, par value $0.01 per share.

        Section 1.21.1 "CLASS D COMMON STOCK" means the Corporation's Class D Common Stock, par value $0.01 per share.

        Section 1.22.  [Intentionally omitted.]

        Section 1.23.  [Intentionally omitted.]

        Section 1.24. "CLOSING DATE" means December 24, 1990.

        Section 1.25. "CODE" means the Internal Revenue Code of 1986, as amended, and any rules or regulations promulgated thereunder, and any successor federal statute, rules, or regulations.

        Section 1.26. "COMMISSION" means the Securities and Exchange Commission of the United States.

        Section 1.27. "COMMON STOCK" means the Corporation's (i) Class A Common Stock, (ii) Class B Common

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

Stock, (iii) Class C Common Stock, (iv) Class D Common Stock, (v) any other class of securities comparable in rights to those of one or more of the other classes of Common Stock, whether voting or non-voting, and designated as a class of Common Stock, and (vi) shares of common stock or other securities of any class, whether voting or non-voting, resulting from the reclassification, split, combination, or other change of such Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock, or such other class of securities comparable in rights to those of one or more of the other classes of Common Stock and designated as a class of Common Stock.

        Section 1.28. "CONFIDENTIAL INFORMATION" shall have the meaning given thereto in Section 12.14(b).

        Section 1.29. "CONTROL EVENT" shall have the meaning given thereto in
Section 2.07.

        Section 1.30. [Intentionally omitted.]

        Section 1.31. [Intentionally omitted.]

        Section 1.32. "CORPORATION" shall have the meaning given thereto in the Preamble of this Agreement.

        Section 1.33. "CORPORATION'S NOTE" or "CORPORATION'S NOTES" shall have the meaning given thereto in Section 8.03.

        Section 1.34. "CORPORATION'S REGISTRATION NOTICE" shall have the meaning given thereto in Section 11.04(a).

        Section 1.35.  [Intentionally omitted.]

        Section 1.36. "DEFAULT" shall have the meaning given thereto in
Section 8.01.

        Section 1.37. "DEMAND NOTICE" shall have the meaning given thereto in
Section 11.03(c).

        Section 1.38. "DEMAND REGISTRATION" shall have the meaning given thereto in Section 11.03(a).

        Section 1.39. "DEMAND REGISTRATION NOTICE" shall have the meaning given thereto in Section 11.03(c).

        Section 1.40. "DEMAND REGISTRATION RIGHT" and "DEMAND REGISTRATION RIGHTS" shall have the meaning given thereto in Section 11.03(a).

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

        Section 1.41. "DEMAND SELLERS" shall have the meaning given thereto in
Section 11.04(b).

        Section 1.42. "DETERMINATION NOTICE" shall have the meaning given thereto in Section 6.03(c)(ii).

        Section 1.43.  [Intentionally omitted.]

        Section 1.44.  [Intentionally omitted.]

        Section 1.45. "DISPOSITION" means any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, issuance, or imposition of, or subjection to, any lien, restriction, or limitation, or other disposition of any Securities or any interest therein, whether voluntary or involuntary, including, but not limited to, any Disposition by operation of law, by court order, by judicial process, or by foreclosure, levy, or attachment.

        Section 1.46. "DISTRIBUTION AGREEMENT" means that certain Distributorship Agreement, dated as of October 29, 1985, by and between TRW, Inc. ("TRW") and Aerotech, the rights and obligations of TRW under which agreement were assigned to and accepted by a predecessor of Argo-Tech with the consent of Aerotech as of September 25, 1986, which agreement, as so assigned and accepted, was amended by Rider I thereto executed by Argo-Tech on September 24, 1987 and by Aerotech on January 20, 1988, and which agreement as so amended was further amended by Rider II thereto executed by a predecessor of Argo-Tech on October 11, 1989 and by Aerotech on October 13, 1989, and which agreement as so amended was further amended as of December 24, 1990, and as such Distributorship Agreement as so amended may be amended, modified, and revised by the parties thereto from time to time and any successor agreement thereto.

        Section 1.47. "DRAG-ALONG OFFER TERMS" shall have the meaning given thereto in Section 9.07.

        Section 1.48. "DRAG-ALONG SALE NOTICE" shall have the meaning given thereto in Section 9.07.

        Section 1.49. "DRAG-ALONG RIGHT" shall have the meaning given thereto in
Section 9.07.

        Section 1.50.  [Intentionally omitted.]

        Section 1.51.  [Intentionally omitted.]

        Section 1.51.1 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        Section 1.52. "EXON-FLORIO" means Section 721 of Tittle VII of the Defense Production Act of 1950, Ch. 932, 64 Stat. 728 (1950), CODIFIED AT 50 U.S.C. App. 2158 ET. SEQ., AS AMENDED BY Section 5021 of the Omnibus Trade and Competitiveness Act of 1988, Pub. L. 100-418, 102 Stat. 1107, 1425-26 (1988),
and any rules, regulations, or Presidential Orders promulgated thereunder.

        Section 1.53.  [Intentionally omitted.]

        Section 1.54.  [Intentionally omitted.]

        Section 1.55.  [Intentionally omitted.]

        Section 1.56. "FAIR MARKET VALUE" of any Securities means the fair market value of such Securities as most recently determined pursuant to the Argo-Tech ESOP in the case of the Class A Common Stock or by the Board in the case of any other Securities; PROVIDED, HOWEVER, that, if the Board determines that use of the fair market value of such Securities as most recently determined pursuant to the Argo-Tech ESOP would produce an inequitable result, such fair market value shall be determined by the Board in good faith as of the Valuation Date, and, in this event, such valuation shall be reasonably acceptable to the Stockholder seeking such valuation, or on whose behalf such valuation is made. If the Fair Market Value of any Securities is determined pursuant to last clause of the preceding sentence, the Board shall value such Securities as if the Corporation and Argo-Tech were a "going business" (except to the extent that market, financial, economic, business, or other conditions shall dictate different criteria in the Board's reasonable judgment). In the event the Management Stockholder disagrees with the Fair Market Value determined by the Board pursuant to the last clause of the first sentence of this Section 1.56, the Fair Market Value shall be determined in accordance with the procedure provided in Section 7.02. For all purposes of this Agreement, shares of Class B, Class C, and Class D Common Stock shall be conclusively deemed to have the same Fair Market Value as shares of Class A Common Stock.

        Section 1.57.  [Intentionally omitted.]

        Section 1.58.  [Intentionally omitted.]

        Section 1.59. "GUARANTY AGREEMENT" shall mean that certain Guaranty Agreement, dated December 24, 1990, by and between Yamada Corporation or an Affiliate thereof and Sumitomo Bank pursuant to which Yamada Corporation or such Affiliate has agreed with Sumitomo Bank to guaranty the payment by Argo-Tech of the Subordinated Notes.

        Section 1.60. "GUARANTY FEE AGREEMENT" shall mean that certain Guaranty Fee Agreement, dated December 24, 1990, by and between Yamada Corporation and Argo-Tech, pursuant to which Yamada Corporation shall, pursuant to the terms and conditions of the Guaranty Fee Agreement, receive a semi-annual fee (payable in advance) of 1.4% per annum of the outstanding principal amount of the Subordinated Notes.

        Section 1.60.1 "INDEPENDENT DIRECTOR" shall mean a director who is not an officer or employee of the Corporation, Argo-Tech, Sunhorizon, or Yamada, or who is not otherwise an Affiliate of Sunhorizon or Yamada (other than solely by virtue of being a director of the Corporation or Argo-Tech).

        Section 1. 61. "INVESTOR ACCEPTANCE" shall have the meaning given thereto in Section 6.03(c)(v).

        Section 1.62. "INVESTOR OFFER" shall have the meaning given thereto in
Section 6.03(c)(v).

        Section 1.63. "INVESTOR STOCKHOLDER" and "INVESTOR STOCKHOLDERS" shall have the meaning given thereto in the Preamble of this Agreement.

        Section 1.64.  [Intentionally omitted.]

        Section 1.65.  [Intentionally omitted.]

        Section 1.66. "MANAGEMENT ACCEPTANCE" shall have the meaning given thereto in Section 6.03(c)(iv).

        Section 1.67.   [Intentionally omitted.]

        Section 1.68.   [Intentionally omitted.]

        Section 1.69.   [Intentionally omitted.]

        Section 1.70.   [Intentionally omitted.]

        Section 1.71.   [Intentionally omitted.]

        Section 1.72. "MANAGEMENT OFFER" shall have the meaning given thereto in
Section 6.03(c)(iv).

        Section 1.73.  [Intentionally omitted.]

        Section 1.74.  [Intentionally omitted.]

        Section 1.75. "MANAGEMENT STOCKHOLDER" or "MANAGEMENT STOCKHOLDERS" means those members of the management of Argo-Tech whose names appear under the heading Management Stockholders in Schedule A to the Stockholders' Agreement, those members of the management of Argo-Tech who acquire shares of Class D Common Stock issued pursuant to the Argo-Tech Corporation 1991 Performance Stock Option Plan, and/or those Persons who have otherwise executed this Agreement in the capacity of a Management Stockholder.

        Section 1.76. "MANAGEMENT STOCK SUBSCRIPTION AGREEMENTS" shall mean those stock subscription agreements entered into by the Management Stockholders.

        Section 1.77.  [Intentionally omitted.]

        Section 1.78. "MANDATORY COMPANY REGISTRATION RIGHT" shall have the meaning given thereto in Section 11.02(a).

        Section 1.79. "MAXIMUM NUMBER" shall have the meaning given thereto in
Section 11.04(a).

        Section 1.80. "MERGER" means the merger consummated pursuant to the Merger Agreement.

        Section 1.81. "MERGER AGREEMENT" means that certain Agreement and Plan of Merger, dated as of August 17, 1990, by and among the Corporation, Vestar/AT Acquisition Corporation, Argo-Tech Corporation, and the shareholders of Argo-Tech Corporation, as amended.

        Section 1.82.  [Intentionally omitted.]

        Section 1.83. "NEW SECURITIES" means any Security whether currently as of the date hereof or hereafter authorized, including any Securities previously repurchased by the Corporation, and all rights, options, or warrants to purchase Securities, and securities or indebtedness of any type whatsoever that are, or may become, convertible into or exchangeable for Securities; PROVIDED, HOWEVER, that the term "New Securities" does not include (i) any securities issued upon exercise or conversion in accordance with their terms of any other Securities which, when issued, were the subject of Section 5.01 hereof; (ii) the shares of Common Stock purchased by Stockholders from the Corporation prior to or contemporaneously with the execution of this Agreement; (iii) securities issued in connection with any pro-rata reclassification, split, combination, or other change of any then outstanding Securities; (iv) securities proposed to be or that are offered to the public in a transaction or transactions required to be registered under the Act; (v) options or shares of Common Stock issued pursuant to the Argo-Tech Corporation 1991 Management Incentive Stock Option Plan or the Argo-Tech Corporation 1991 Performance Option Plan; or (vi) securities distributed as dividends on any then outstanding securities.

        Section 1.84. "NON-YAMADA ARGO-TECH NOMINEES" shall mean those directors of Argo-Tech who have been selected by the chief executive officer of Argo-Tech, as provided in Section 2.05 (whether or not another Person has the right to approve such selection).

        Section 1.84.1  [Intentionally omitted.]

        Section 1.85. "NON-YAMADA STOCKHOLDERS" means the Management Stockholders, the Outside Directors, and the Trustee.

        Section 1.86.   [Intentionally omitted.]

        Section 1.86.1 "ORIGINAL STOCKHOLDERS' AGREEMENT" shall have the meaning given thereto in the Recitals.

        Section 1.87. "OTHER STOCKHOLDERS" shall have the meaning given thereto in Section 11.03(c).

        Section 1.88. "OUTSIDE DIRECTOR" or "OUTSIDE DIRECTORS" means those persons whose names appear under the heading Outside Directors in Schedule A and/or who have otherwise executed this Agreement in the capacity of an Outside Director.

        Section 1.89. "OVERRIDE COMMISSION" shall have the meaning given thereto in each of the Yamada Distributorship Agreement and the Yamada-Japan Distributorship Agreement.

        Section 1.90. "PERMITTED AFFILIATE" shall have the meaning given thereto in Section 1.91(viii).

        Section 1.91. "PERMITTED DISPOSITION" means:

                        (i) a Disposition upon the death of a Management
                Stockholder or Outside Director to any of such Management Stockholder's or Outside Directors' respective executors, administrators, testamentary trustees, legatees, descendants, or beneficiaries (an "Estate Member") by will or the laws of descent; PROVIDED, HOWEVER, that any such Estate Member executes a written instrument agreeing to be bound by all the terms of this

                Agreement that are applicable to such Management Stockholder or Outside Director;

                        (ii) a Disposition to a spouse of a Management
                Stockholder or Outside Director and/or direct lineal descendants of such Management Stockholder or Outside Director; PROVIDED, HOWEVER, that such spouse and/or lineal descendants executes a written instrument agreeing to be bound by all the terms of this Agreement that are applicable to such transferor;

                        (iii) a Disposition by a Management Stockholder or
                Outside Director to a trust the beneficiaries of which are only such Management Stockholder's or Outside Director's spouse, parents, or direct lineal descendants; PROVIDED, HOWEVER, that the trustee of such trust executes a written instrument agreeing to be bound by all of the terms of this Agreement that are applicable to such trust's grantor;

                        (iv) a Disposition resulting from a Management
                Stockholder's BONA FIDE pledge of all or a portion of his Securities pursuant to a pledge agreement to which Argo-Tech is a party;

                        (v) a Disposition to the Corporation, to Argo-Tech, or
                to the Trustee, as trustee under the Argo-Tech ESOP;

                        (vi) a Disposition to any Investor Stockholder by any
                other Investor Stockholder, to a Management Stockholder by any other Management Stockholder, or to an Outside Director by any other Outside Director; PROVIDED, HOWEVER, that such transferee shall remain bound by all applicable provisions of this Agreement;

                        (vii) a Disposition pursuant to any applicable provision
                contained in Article VI, Article IX, and Article XI, or as otherwise contemplated by the terms of this Agreement;

                        (viii) a Disposition by an Investor Stockholder, a
                Management Stockholder, or an Outside Director to (a) any parent corporation or any controlling stockholder (a "Controlling Person") of the corporate parent of such Stockholder, or (b) an Affiliate of such Stockholder at least fifty percent (50%) (by vote and value) of the stock of which Affiliate is owned directly or indirectly through another such

                Affiliate, by such Stockholder (a "Permitted Affiliate"), or a Disposition by a Permitted Affiliate of such Stockholder to another Permitted Affiliate of such Stockholder, or a Disposition by a Controlling Person to any Person in which such Controlling Person owns in excess of fifty percent (50%) (by vote and value) of the stock or ownership interest, any of whom or which, as a condition to the purchase of such Securities, has agreed to and has, prior to or simultaneously with such Disposition, executed a written instrument agreeing to be bound by all the terms hereof applicable to that category of Stockholder and become a party to the Agreement as such Stockholder; PROVIDED, HOWEVER, that in the event that, after a transfer to a Permitted Affiliate, such Permitted Affiliate ceases to be a Permitted Affiliate, such assignment shall be void, and all rights, interests, or obligations assigned thereby shall return to the original Stockholder or its successor or the transferor Permitted Affiliate if such transfer has been made by a Permitted Affiliate of such Stockholder; and PROVIDED, FURTHER, that any such transferee Permitted Affiliate shall have the right to make any Permitted Disposition that the Stockholder originally transferring such Securities could make pursuant to and subject to the terms and conditions of this Agreement;

                        (ix) [Intentionally omitted.]

                        (x) a Disposition by an Investor Stockholder, Management
                Stockholder, or Outside Director to a trust for the benefit of the beneficiaries thereof, provided that the trustee of such trust executes a written instrument agreeing to be bound by all of the terms of this Agreement that are applicable to such trust's grantor;

                        (xi) [Intentionally omitted.]

                        (xii) a Disposition pursuant to Rule 144 or Rule 144A;

                        (xiii) a Disposition to any employee benefit plan
                qualified under Section 401(a) of the Code established by the Corporation or Argo-Tech or pursuant to the terms of any such employee benefit plan;

                        (xiv) a Disposition by an Investor Stockholder that is a
                partnership or corporation to one or more respective partners or stockholders of such Investor Stockholder, each of which transferees, as a condition to such Disposition, has agreed to become a party to this Agreement as an Investor Stockholder and executes a written instrument agreeing to be bound by all the terms hereof applicable to investor Stockholders; and

                        (xv) any substantially contemporaneous series of
                Dispositions that has the actual effect of constituting any of the Permitted Dispositions described herein.

        Section 1.92. "PERSON" means any individual, corporation, partnership, joint venture, trust, association, joint-stock company, unincorporated association or organization or government (or any department, agency, or political subdivision thereof), or any other entity.

        Section 1.93. [Intentionally omitted.]

        Section 1.94. "POST-DEFAULT CONTRIBUTION" shall have the meaning given thereto in Section 2.07(a).

        Section 1.95. "PRE-CONTROL EVENT CONTRIBUTION" shall have the meaning given thereto in Section 2.07(a).

        Section 1.96. "PREEMPTION" shall have the meaning given thereto in Section ll.03(e).

        Section 1.97. "PREFERRED STOCK" means the Corporation's Series A Cumulative Redeemable Preferred Stock, par value $1.00 per share.

        Section 1.98. "PREFERRED STOCK PAYMENT DEFAULT" shall have the meaning given thereto in Section 2.07(a).

        Section 1.99. "PRIMARY OFFERING" shall mean any Public Offering of Securities by the Corporation for its own account.

        Section 1.100. "PROPOSED DISPOSITION" shall mean any proposed Disposition of Securities by any Stockholder other than a Permitted Disposition.

        Section 1.101. [Intentionally omitted.]

        Section 1.102. "PROPOSED PURCHASER" shall have the meaning given thereto in Section 9.06(a).

        Section 1.103. "PRO RATA SHARE" means the proportion that the amount of Securities owned by a Management Stockholder, an Outside Director, or an Investor Stockholder bears to the aggregate amount of Securities owned by all Management Stockholders, Outside Directors, or Investor Stockholders, respectively.

        Section 1.104. "PUBLIC OFFERING" means a public offering of Common Stock pursuant to any effective registration statement filed on Form S-1 or any other form for the general registration of securities with the Commission pursuant to the Act (other than a registration statement on Form S-4 or Form S-8, or any other similar form or successor forms thereto).

        Section 1.105. [Intentionally omitted.]

        Section 1.105.1 "PUT" shall have the meaning given thereto in Section 9.01.

        Section 1.1O5.2 "PUT STOCK VALUE" shall have the meaning given thereto in Section 9.03.

        Section 1.106. [Intentionally omitted.]

        Section 1.107. "REGISTRATION STATEMENT" shall have the meaning given thereto in Section 11.02(a).

        Section 1.107.1 "RELATED TRANSACTION" has the meaning given thereto in
Section 4.02(a)(i).

        Section 1.108. "REMAINING OFFERED SECURITIES" shall have the meaning given thereto in Section 6.03(c)(v).

        Section 1.109. "RULE 144" has the meaning given thereto in Section 3.03 hereof.

        Section 1.110. "SCHEDULED PUT CLOSING DATE" shall have the meaning given thereto in Section 9.02(a).

        Section 1.111. "SECURITY" or "SECURITIES" means (a) the Common Stock,
(b) any other securities of the Corporation that entitle the holder thereof to vote for the election of directors at the annual meeting of stockholders, whether now or hereafter authorized, and (c) any rights, warrants, options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, that are exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock, such other securities and securities convertible into Common Stock or such other securities. The number of shares of a Security that is represented by a right, warrant, option, or convertible or exchangeable security or indebtedness shall be the number of shares of Common Stock or such other securities that the holder thereof would own upon the immediate exercise of such right, warrant, option, or convertible or exchangeable securities or indebtedness.

        Section 1.112. "SELLING STOCKHOLDERS" shall have the meaning given thereto in Section 11.04.

        Section 1.113. "SENIOR BANK FINANCING" shall mean the revolving credit loan and the term loan to Argo-Tech provided by Sumitomo Bank pursuant to that certain Loan Agreement, dated as of December 24, 1990, by and between Argo-Tech and Sumitomo Bank, among others, as such Loan Agreement may be amended, revised, and modified by the parties thereto from time to time, and any refundings or refinancings thereof.

        Section 1.114. "STOCKHOLDER" means an Investor Stockholder, a Management Stockholder, or an Outside Director, and "Stockholders" means the Investor Stockholders, the Management Stockholders, and the Outside Directors.

        Section 1.115. "SUBORDINATED NOTES" shall mean the Subordinated Notes of Argo-Tech in the aggregate principal amount of $50,000,000 due October 28, 2000, issued and sold to Sumitomo Bank pursuant to that certain Subordinated Loan Agreement, dated December 24, 1990, by and between, among others, Argo-Tech and Sumitomo Bank.

        Section 1.116. "SUBSCRIPTION AGREEMENTS" shall mean Stock Subscription Agreements pursuant to which Securities of the Corporation are, or have been, purchased by Investor Stockholders, Management Stockholders, and Outside Directors.

        Section 1.117. "SUBSIDIARY" or "SUBSIDIARIES" of a Person shall mean each entity, whether a corporation, a partnership, limited partnership, joint venture, or some other unincorporated association, as to which such Person owns or has the power to vote, or to exercise a controlling influence with respect to, fifty percent (50%) or more of the voting interests or securities of any class of such entity the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or Persons performing similar functions of such entity).

        Section 1.118. "SUCCESSOR" has the meaning given thereto in Section
12.11 hereof.

        Section 1.119. "SUMITOMO BANK" means Sumitomo Bank Limited, New York Branch.

        Section 1.120. [Intentionally omitted.]

        Section 1.121. "SUPPLEMENTAL PERFORMANCE AGREEMENT" shall have the meaning given thereto in Section 4.02(a).

        Section 1.121.1 "SUNHORIZON" means Sunhorizon International, Inc., a California corporation.

        Section 1.122. "TAG-ALONG HOLDER" shall have the meaning given thereto in Section 9.06(a).

        Section 1.123. "TAG-ALONG NOTICE" shall have the meaning given thereto in Section 9.06(f).

        Section 1.124. "TAG-ALONG PERCENTAGE" with regard to each of the Non-Yamada Stockholders shall mean the percentage resulting by dividing the number of shares of Common Stock owned by the Tag-Along Holder by the number of shares of Common Stock outstanding at the time of such calculation.

        Section 1.125. "TAG-ALONG RIGHT" shall have the meaning given thereto in
Section 9.06(a).

        Section 1.126. "THIRD APPRAISER" shall have the meaning given thereto in
Section 7.02.

        Section 1.127. "TRIGGERING EVENT" means an event necessitating the sale or purchase of, or giving rise to a right to sell or purchase, Securities under this Agreement, except that the purchase of any Securities pursuant to any of the Subscription Agreements shall be deemed not to be a Triggering Event for purposes of this Agreement.

        Section 1.128. "TRUST" shall mean that certain Irrevocable Trust Agreement dated December 16, 1988, with respect to which Robert Nagata is currently serving as trustee.

        Section 1.129. "TRUSTEE" shall have the meaning given thereto in the Preamble of this Agreement, as well as any successors thereto.

        Section 1.130. "VALUATION DATE" with respect to a Triggering Event means the last day of the month immediately preceding such Triggering Event.

        Section 1.131. "VESTAR" means Vestar Capital Partners, Inc. a Delaware corporation.

        Section 1.132. "VESTAR INVESTMENT PARTNERSHIP" shall mean
Vestar/Argo-Tech Investment Limited Partnership, a Delaware limited partnership.

        Section 1.133.  [Intentionally omitted.]

        Section 1.134.  [Intentionally omitted.]

        Section 1.135.  [Intentionally omitted.]

        Section 1.136.  [Intentionally omitted.]

        Section 1.137.  [Intentionally omitted.]

        Section 1.138.  [Intentionally omitted.]

        Section 1.139. "WITHDRAWING MANAGEMENT STOCKHOLDER" means a Management Stockholder whose employment with the Corporation is terminated for any reason other than death or disability.

        Section 1.140. "YAMADA" shall have the meaning given thereto in the Preamble of this Agreement.

        Section 1.141. "YAMADA ARGO-TECH NOMINEES" shall mean those directors of Argo-Tech who are selected by Yamada.

        Section 1.142. "YAMADA CORPORATION" shall have the meaning given thereto in the Preamble of this Agreement.

        Section 1.143. "YAMADA DISTRIBUTORSHIP AGREEMENT" means that certain Distributorship Agreement, dated December 24, 1990, by and among Argo-Tech, Yamada Corporation, the Vestar Investment Partnership (for certain purposes only), and Vestar whereby Yamada Corporation will, in November 1994, become a distributor of certain products manufactured by Argo-Tech.

        Section 1.144. "YAMADA-JAPAN DISTRIBUTORSHIP AGREEMENT" means that certain Japan Distributorship Agreement, dated December 24, 1990, by and between Argo-Tech and the other party signatory to such agreement.

                                   ARTICLE II

                             ORGANIZATIONAL MATTERS

        Section 2.01. BY-LAWS. On the date hereof, the Restated By-Laws of the Corporation shall be as set forth in Exhibit 2.01A to this Agreement, and the Restated By-Laws of Argo-Tech shall be as set forth in Exhibit 2.01B to this Agreement, and, to the extent necessary, each shall be conformed to the applicable provisions of this Agreement. The parties hereto agree that this Agreement constitutes all corporate, stockholder, and director action necessary to accomplish the foregoing in accordance with the laws of the State of Delaware.

        Section 2.02. CERTIFICATES OF INCORPORATION. On the date hereof, the Restated Certificate of Incorporation of the Corporation shall be as set forth in Exhibit 2.02A to this Agreement, and the Restated Certificate of Incorporation of Argo-Tech shall be as set forth in Exhibit 2.02B to this Agreement, and each shall be conformed to the applicable provisions of this Agreement. The parties hereto agree that this Agreement constitutes all corporate, stockholder, and director action necessary to accomplish the foregoing in accordance with the laws of the State of Delaware.

        Section 2.03. SHARE CAPITAL; OWNERSHIP. (a) On the date hereof, the issued and outstanding share capital of the Corporation shall consist of:

                (i) Six Hundred Forty-Six Thousand Eight Hundred Eighty Three (646,883) shares of Class A Common Stock;

                (ii) Six Hundred Eighty-Nine Thousand (689,000) shares of Class B Common Stock;

                (iii) Twenty-Seven Thousand, Five Hundred Sixty (27,560) shares of Class C Common Stock; and

                (iv) Two Hundred Fifty-Nine Thousand Eighty-Five (259,085) shares of Preferred Stock.

The terms of the Class A Common Stock, the Class B Common Stock, the Class C Common Stock, the Class D Common Stock, and the Preferred Stock are as provided in the Restated Certificate of Incorporation of the Corporation annexed hereto in Exhibit 2.02A to this Agreement.

        (b) On the date hereof, the issued and outstanding shares of capital stock of the Corporation are owned as follows:

                (i) the Vestar Investment Partnership owns Fifteen Thousand Eighty-Five (15,085) shares of Preferred Stock;

                (ii) Yamada owns (A) Twenty Thousand (20,000) shares of Class A Common Stock, (B) Six Hundred Eighty Nine Thousand (689,000) shares of Class B Common Stock, (C) Twenty-Seven Thousand, Five Hundred Sixty (27,560) shares of Class C Common Stock, and (D) Two Hundred Forty-Four Thousand (244,000) shares of Preferred Stock;

                (iii) [Intentionally omitted];

                (iv) Sunhorizon owns One Hundred Twenty Nine Thousand Four Hundred Two (129,402) shares of Class A Common Stock;

                (v) the Management Stockholders in the aggregate own Seventy Thousand One Hundred Eleven (70,111) shares of Class A Common Stock;

                (vi) the Outside Directors in the aggregate own Three Thousand Three Hundred Eight (3,308) shares of Class A Common Stock;

                (vii) the Trustee owns Four Hundred Twenty Thousand (420,000) shares of Class A Common Stock; and

                (viii) Argo-Tech owns Four Thousand Sixty Two (4,062) shares of Class A Common Stock.

In addition, Seven Thousand Five Hundred Forty (7,540) shares of Class A Common Stock in the aggregate shall be reserved for issuance (x) pursuant to the Argo-Tech Corporation 1991 Management Incentive Stock Option Plan and any future Argo-Tech employee benefit plans, (y) to new Outside Directors, and (z) to new members of the management of Argo-Tech. Furthermore, Thirty-Four Thousand Four Hundred Fifty (34,450) shares of Class D Common Stock in the aggregate have been reserved for issuance upon the exercise of outstanding stock options granted pursuant to the Argo-Tech Corporation 1991 Performance Stock Option Plan.

        (c) Yamada or any Affiliate thereof shall, upon written request to the Corporation, have the right to exchange the shares of Class C Common Stock for an equal number of shares of Class B Common Stock, and the Corporation, upon receipt of such request, shall take any and all such corporate actions as may be required to permit Yamada to exchange such shares of Class C Common Stock for an equal number of shares of Class B Common Stock and shall promptly thereafter execute such exchange. The Stockholders hereby agree that they each shall take any and all action that may be required at the time in order for the Corporation to effect its obligations under this Section 2.03(c), including but not limited to agreeing to amend the Restated Certificate of Incorporation of the Corporation.

        Section 2.04. BOARD OF DIRECTORS OF THE CORPORATION. There shall be a Board of Directors of the Corporation that shall consist of five (5) members, which directors shall be nominated and elected at each election of directors, so long as this Agreement remains in effect and except as otherwise provided in
Section 2.08, as follows:

                (i) Yamada shall nominate three (3) Persons to be directors of the Corporation, and Yamada, the other Investor Stockholders, the Management Stockholders, and the Outside Directors shall vote their shares in favor of three (3) Persons who have been so nominated by Yamada; and

                (ii) The Management Stockholder who is then serving as the chief executive officer of Argo-Tech shall nominate two (2) Persons to be directors of the Corporation, one of whom may be such chief executive officer and at least one of whom shall be an Independent Director whose selection shall be subject to the approval of Yamada, whose approval of such latter Person shall not be unreasonably withheld, and Yamada, the other Investor Stockholders, the Management Stockholders, and the Outside Directors shall vote their shares in a manner so that the two
        (2) Persons so nominated are elected;

PROVIDED, HOWEVER, that, if the chief executive office of Argo-Tech is not a Management Stockholder, the Persons to be nominated or otherwise selected by the chief executive officer in accordance with this paragraph shall be chosen by the vote of the holders of a majority of the shares of Common Stock held by Management Stockholders.

        Section 2.05. BOARD OF DIRECTORS OF ARGO-TECH. (a) The Argo-Tech Board shall consist of seven (7) members, and the Corporation shall vote (as provided in Section 4.02(b) hereof) the shares of Argo-Tech in a manner so that the directors shall be nominated and elected, so long as this Agreement remains in effect and except as otherwise provided in Sections 2.06, 2.07, and 2.08, at each election of directors as follows:

                (i) Four (4) of such directors shall be Persons selected by Yamada as representatives of Yamada;

                (ii) Two (2) of such directors shall be Persons selected by the chief executive officer of Argo-Tech, one of whom may be such chief executive officer and at least one of whom shall be an Independent Director whose selection shall be subject to the approval of Yamada, whose approval of such latter Person shall not be unreasonably withheld; and

                (iii) One (1) of such directors (A), until December 31, 2000, shall be a Person selected by the Vestar Investment Partnership or (B), thereafter, shall be a Person selected jointly by Yamada and the chief executive officer of Argo-Tech and, if he is not already so serving, may be such chief executive officer;

PROVIDED, HOWEVER, that, if the chief executive office of Argo-Tech is not a Management Stockholder, the Persons to be nominated or otherwise selected by the chief executive officer in accordance with this paragraph shall be chosen by the vote of the holders of a majority of the shares of Common Stock held by Management Stockholders.

        Section 2.06. CHANGE IN COMPOSITION OF ARGO-TECH BOARD. Notwithstanding any other provision of this Agreement to the contrary, the composition of the Argo-Tech Board shall not change unless (i) the Non-Yamada Stockholders at any time and in any manner consummate the sale of 100% of the Class A Common Stock owned by them; (ii) an Acceptable Company Offering or an Acceptable Demand Offering occurs; or (iii) a Control Event occurs and is continuing, or a Post-Default Contribution or a Pre-Control Event Contribution is made, or a Preferred Stock Payment Default occurs. Promptly upon the occurrence of any of the events described in clauses (i), (ii), or (iii) of the immediately preceding sentence, each of the Non-Yamada Stockholders (other than the Trustee) shall use his, her, or its respective best efforts to cause the Non-Yamada Argo-Tech Nominees then serving as directors of Argo-Tech, as specified in
Section 2.05 hereof, to submit to the Argo-Tech Board as promptly as practicable their resignations as members of the Argo-Tech Board and any Argo-Tech Board committees on which they may then be serving:

        (a) Upon the occurrence of the events described in clauses (i) and (ii) of Section 2.06, all of the Non-Yamada Argo-Tech Nominees shall no longer be entitled to serve on the Argo-Tech Board as a matter of right under Section 2.05;

        (b) [Intentionally omitted]; and

        (c) Upon the occurrence of the events described in clause (iii) of
Section 2.06, the provisions of Section 2.07 shall apply.

        In the event that any Non-Yamada Argo-Tech Nominee is no longer entitled to serve as a director of Argo-Tech pursuant to this Section 2.06 but has not resigned, the Stockholders shall have the right to and hereby agree to exercise the powers conferred pursuant to Section 4.02(b) and the Restated Certificate of Incorporation of the Corporation to effect the removal (with or without cause) from office of the Non-Yamada Argo-Tech Nominees as is indicated herein.

        (d) The Corporation and Argo-Tech each agrees that, from and after the date hereof, neither the Corporation nor Argo-Tech shall, and each of the Stockholders agrees that, from and after the date hereof, he, she, or it shall use his, her, or its respective best efforts to cause the Corporation and Argo-Tech not to, take any action that would have the effect of or would change, amend, or repeal the provisions of the Restated Certificate of Incorporation or Restated By-laws of the Corporation or Argo-Tech relating to the limitation of liability of any resigned or removed officer or director or the indemnification of any resigned or removed officer or director prior to the expiration of all statutes of limitation applicable to events occurring on or prior to the time of such resignation or removal in any manner that would adversely affect the rights thereunder of such resigned or removed officer or director, unless otherwise required by law or judicial order.

        (e) The Corporation, Argo-Tech, and Yamada agree that, for seven (7) years after any resignation or removal of any officer or director of Argo-Tech or the Corporation (whether pursuant to the provisions of this Section 2.06, Section 2.07, any other section of this Agreement, or otherwise), the Corporation shall maintain at its sole expense for such resigned or removed officers or directors the comparable insurance coverage provided by the then existing officers' and directors' liability insurance under which benefits are being provided to such officer or director of the Corporation or Argo-Tech, as the case may be, at the time of resignation or removal (which, for the purposes of this Agreement, shall be deemed to include insurance with respect to any fiduciary liability with respect to any employee benefit plans pertaining to Argo-

Tech employees); PROVIDED, HOWEVER, that the Corporation shall not be obligated to pay an aggregate annual premium for such insurance in excess of the lesser of
(x) twice the last base annual premium paid or payable for such insurance prior to the date on which such officer or director resigns or is removed (the "Applicable Premium"), and (y) Two Hundred Fifty Thousand Dollars ($250,000), and any such insurance policy or replacement thereof shall include uniform or standard provisions that are applicable to officer and director insurance policies in the industry in which Argo-Tech operates; PROVIDED, FURTHER, that if at any time the then existing officers' and directors' insurance expires, is terminated, or is cancelled during such seven (7) year period, the Corporation and Argo-Tech agree to use their respective best efforts to obtain as much of the same type of liability insurance covering such officers and directors from a reputable insurer as can be obtained for the remainder of such period for a premium on an annualized basis not in excess of the lesser of (x) twice the Applicable Premium, or (y) Two Hundred Fifty Thousand Dollars ($250,000); and PROVIDED, FURTHER, that, if the type and coverage amounts of any officers' and directors' insurance for any such officer or director has been reduced as contemplated herein, the Corporation and Argo-Tech shall continue to be obligated and agree to use their respective best efforts at periodic intervals not to exceed twelve (12) months to increase the amount of liability insurance coverage for such resigned or removed officer or director within the cost limitations specified herein so as to obtain as much of the same type of liability insurance coverage for such officers and directors as is possible at that time. In the event that neither the Corporation nor Argo-Tech is able to, or they do not, obtain such liability insurance at the cost specified herein, the Corporation and Argo-Tech shall be obligated to reserve, deposit in a trust account, or otherwise make available for the benefit of all officers and directors who may resign or be removed pursuant to or in accordance with the terms of this Agreement or otherwise, and shall continue to make available to all such officers and directors for such seven (7)-year period specified in this
Section 2.06(e), the amount of funds that in the aggregate the Corporation and Argo-Tech otherwise would be obligated to expend to obtain an officers' and directors' liability insurance policy pursuant to this Section 2.06(e) (which funds shall, if such officers or directors or any representative thereof is able to obtain or otherwise make arrangements for the Corporation or Argo-Tech to obtain officers' and directors' liability insurance coverage for an amount within the amounts specified herein, be used to pay the annual premium for such insurance policy).

        Section 2.07. CONTROL EVENT, POST-DEFAULT CONTRIBUTION,
PRE-CONTROL-EVENT CONTRIBUTION, PREFERRED STOCK PAYMENT DEFAULT. (a) Notwithstanding any other provision in this Agreement to the contrary, in the event that:

                (i) a payment default shall occur and be continuing for six (6) months or more on the Senior Bank Financing, the Subordinated Notes, or any other indebtedness for borrowed money of at least Thirty Million Dollars ($30,000,000), which event shall not have been waived or cured within such six (6)-month period (a "Control Event");

                (ii) a payment default shall occur and be continuing for thirty
        (30) days on the Senior Bank Financing, the Subordinated Notes, or any other indebtedness for borrowed money of at least Thirty Million Dollars ($30,000,000), which event shall not have been waived or cured within such thirty (30)-day period, in which event Yamada Corporation or any affiliate thereof may elect to, and does, make a contribution of funds to the Corporation or any Subsidiary thereof for the purpose of curing such default (a "Post-Default Contribution");

                (iii) Yamada Corporation or any Affiliate thereof, at the request of the Argo-Tech Board, makes a contribution of funds to the Corporation or any Subsidiary thereof for the purpose of preventing such Control Event or Post-Default Contribution (a "Pre-Control-Event Contribution"), or

                (iv) the Board of the Corporation has declared a dividend on or a redemption of the Preferred Stock, and such dividend or redemption is permitted to be paid or made by the Corporation and Argo-Tech pursuant to the terms of the Senior Bank Financing, and funds are legally available to the Corporation (and Argo-Tech to the extent it is necessary for Argo-Tech to transfer funds (by dividend) to the Corporation in order for the Corporation to pay such dividend on or redemption of the Preferred Stock) to pay such dividend or redemption, but the Argo-Tech Board refuses or does not otherwise declare, within a reasonable period of time, a dividend to the Corporation (or otherwise provide funds to the Corporation in repayment of advances made by the Corporation to Argo-Tech) to permit the Corporation to pay the dividend or redemption so approved to be paid on the Preferred Stock (a "Preferred Stock Payment Default"),

and such event should occur when Yamada is no longer able to select and have elected a majority of the members of the Argo-Tech Board, the Argo-Tech Board shall immediately upon the happening of the Control Event, the Post-Default Contribution, the Pre-Control-Event Contribution, or the Preferred Stock Payment Default increase in number without any further action from its then-current number, and Yamada shall have the right to nominate and have elected such number of additional directors to the Argo-Tech Board as shall be required to permit Yamada to select a majority of the members of the Argo-Tech Board, which additional directors shall be entitled to serve as directors only so long as a Control Event shall be deemed to exist hereunder, or until the Post-Default Contribution or the Pre-Control-Event Contribution is repaid to Yamada Corporation or its affiliate, or until the dividend on or redemption of the Preferred Stock has been paid, as the case may be. Unless mutually agreed to by the parties hereto, (a) a Control Event shall be deemed hereunder to cease to exist (x) at the conclusion of one payment period after the curing of the default that triggered the Control Event, and (y) after repayment in full to Yamada Corporation or to any Affiliate thereof of any and all funds contributed by Yamada Corporation or such Affiliate to the Corporation or any Subsidiary thereof in order to cure the default that triggered such Control Event, together with interest on such funds at the prime rate of interest in dollars (U.S.) in effect at the time such contribution is made at Sumitomo Bank plus two percent (2%); (b) a Post-Default Contribution or a Pre-Control-Event Contribution shall be deemed to have been repaid to Yamada Corporation or its Affiliate upon repayment thereto of the full amount advanced thereby to the Corporation or its Subsidiary receiving such advance, together with interest on such advance at the prime rate of interest in dollars (U.S.) in effect at Sumitomo Bank at the time such contribution is made plus two percent (2%); and (c) a Preferred Stock Payment Default shall be deemed to cease upon the payment of the dividend on or redemption of the Preferred Stock together with interest on the amount of the dividend or redemption that had been declared, which interest shall accrue at the prime rate of interest in dollars (U.S.) in effect at Sumitomo Bank at the time the dividend or redemption was to have been paid plus two percent (2%).

        (b) At such time as a Control Event shall cease to exist, or at such time as the Post-Default Contribution or the Pre-Control-Event Contribution is returned to Yamada Corporation or its Affiliate, or at such time as the Preferred Stock Payment Default has ceased to exist, as the case may be, Yamada and Yamada Corporation agree to use their respective best efforts to cause the additional directors nominated by Yamada and elected as a result of the Control Event, the Post-Default Contribution, the Pre-Control-Event Contribution, or the Preferred Stock Payment Default to submit to Argo-Tech as promptly as practicable their respective resignations as members of the Argo-Tech Board and any Argo-Tech Board Committees on which such directors may then be serving so that the Argo-Tech Board shall be reduced in size and composition to the size and composition of the Argo-Tech Board immediately prior to the occurrence of the Control Event, the Post-Default Contribution, the Pre-Control-Event Contribution, or the Preferred Stock Payment Default. In the event that such additional directors nominated by Yamada and elected as a result of the Control Event, the Post-Default Contribution, the Pre-Control-Event Contribution, or the Preferred Stock Payment Default do not resign promptly upon the cessation of the Control Event or the Preferred Stock Payment Default, or at such time as the Post-Default Contribution or the Pre-Control-Event Contribution is returned to Yamada Corporation or its Affiliate, as the case may be, pursuant to the terms hereof, the Stockholders shall have the right to exercise the power conferred pursuant to Section 4.02(b) and the Restated Certificate of Incorporation of the Corporation to effect the removal (with or without cause) from office of any such directors.

        (c) (i) Argo-Tech hereby agrees to use its best efforts to repay Yamada or any Affiliate thereof that may contribute funds to the Corporation or such Subsidiary as contemplated in this Section 2.07; (ii) in the event Yamada or any Affiliate thereof contributes any funds to the Corporation or any Subsidiary thereof as contemplated by this Section 2.07, Yamada and Yamada Corporation hereby agree to, and agree to cause any Affiliate thereof to, take such steps as may be required so as to thereafter permit the Management Stockholders to organize a recapitalization of the Corporation or such Subsidiaries so that Yamada or such Affiliate is repaid such funds, provided that any such recapitalization shall not in any manner dilute the percentage equity interest of any of the Stockholders and the Trustee in the outstanding stock of the Corporation; and (iii) Yamada or Yamada Corporation shall not, and shall use their respective best efforts to cause any Affiliate thereof not to, prevent or impede the repayment of any such funds by Argo-Tech (out of legally available funds) to Yamada, Yamada Corporation, or any Affiliate thereof, or such recapitalization of the Corporation.

        Section 2.08. OTHER MATTERS RELATED TO THE BOARDS OF DIRECTORS.

        (a) [Intentionally omitted.]

        (b) In the event of the termination of employment of a Management Stockholder who, at the time of such termination shall also be serving as a director on the Argo-Tech Board as a Non-Yamada Argo-Tech Nominee, the Management Stockholders shall use their respective best efforts to cause such Management Stockholder to submit to Argo-Tech as promptly as practicable his resignation as a member of the Argo-Tech Board and any Argo-Tech Board committees on which he may be then serving. In the event that such Management Stockholder does not resign promptly upon the termination of employment, the Stockholders shall exercise the powers conferred pursuant to Section 4.02(b) and the Restated Certificate of Incorporation of the Corporation to effect the removal (with or without cause) from office of such Management Stockholder then serving as a director of Argo-Tech. Upon such Management Stockholder's resignation or removal as a director, the Person who selected that director to serve on the Argo-Tech Board shall have the right to select and have elected to the Argo-Tech Board a replacement director, which director shall also be a Management Stockholder.

        (c) If a director of the Corporation or Argo-Tech shall die, resign, or be removed prior to the expiration of his term as a director, the Person who selected such director shall promptly designate a replacement director who shall promptly be elected as a director.

        (d) If, prior to his election to the Argo-Tech Board pursuant to
Section 2.05, any Non-Yamada Argo-Tech Nominee or any Yamada Argo-Tech Nominee shall be unable or unwilling to serve as a director of Argo-Tech, the Person or Persons who selected any such nominee shall be entitled to select a replacement for any such director. If, following election to the Argo-Tech Board, any Non-Yamada Argo-Tech Nominee or any Yamada Argo-Tech Nominee shall die, resign, or be removed or be unable to serve for any reason (except pursuant to Section 2.06, Section 2.07, and 2.08(a)) prior to the expiration of his term as a director, the Person or Persons that selected such director initially if a Non-Yamada Argo-Tech Nominee, or Yamada if a Yamada Argo-Tech Nominee, shall within ten (10) days of such event, notify the Board of the Corporation, the Argo-Tech Board, and the other Stockholders in writing of a replacement nominee, and the Stockholders shall exercise the powers conferred pursuant to
Section 4.02(b) and the Restated Certificate of Incorporation of the Corporation to effect the election to the Argo-Tech Board of such replacement nominee to fill the unexpired term of the director whom such new nominee is replacing.

        (e) The Stockholders hereby agree that, except as otherwise provided herein, at any regular or special meeting called for the purpose of removing directors of the Corporation, or in any written consent executed in lieu of such a meeting of stockholders, any director of the Corporation may be removed with or without cause, if the removal is approved by the Person who selected that director. For the purposes of this Section 2.08(e) and Section 2.08(f), "cause" shall mean the commission by a director of an act of fraud or embezzlement against the Corporation or any of its Subsidiaries, a conviction of a felony (or a guilty plea or a plea of NOLO CONTENDERE related thereto), or the willful disclosure or unauthorized use of material Confidential Information, which material Confidential Information is used in competition with the Corporation or Argo-Tech and which disclosure or unauthorized use has a material adverse effect on the Corporation or Argo-Tech.

        (f) The Stockholders agree that, except as otherwise provided herein, at any regular or special meeting of the stockholders of Argo-Tech called for the purpose of removing directors of Argo-Tech, or in any written consent executed in lieu of such a meeting of stockholders, (i) (A) the Non-Yamada Stockholders who are parties hereto shall vote for or otherwise direct the Corporation to vote the stock of Argo-Tech owned by the Corporation for the removal of any Yamada Argo-Tech Nominee then serving on the Argo-Tech Board upon the recommendation by Yamada that such director be removed, and (B) Yamada shall vote for or otherwise direct the Corporation to vote the stock of Argo-Tech owned by the Corporation for the removal of any Non-Yamada Argo-Tech Nominee then serving on the Argo-Tech Board upon the recommendation by the Person who selected such director that such director be removed, and (ii) (A) the Non-Yamada Stockholders (other than Trustee) who are parties hereto shall vote for or otherwise direct the Corporation to vote the stock of Argo-Tech owned by the Corporation for the removal of any Non-Yamada Argo-Tech Nominee where such removal is for cause, and (B) Yamada shall vote for or otherwise direct the Corporation to vote the stock of Argo-Tech owned by the Corporation for the removal of any Yamada Argo-Tech Nominee where such removal is for cause. As used in this Section 2.08(f), the term "cause" shall have the meaning given thereto in Section 2.08(e).

        (g) Notwithstanding the occurrence of any one or more of the events described in clauses (i) or (iii) of the first sentence of Section 2.06, but subject to the implementation of provisions contained in Sections 2.06(a) and (c), Yamada hereby agrees that it shall vote its stock so as to cause the election and reelection upon the expiration of each succeeding term of the Directors of the Corporation, and any replacement directors, of those Persons recommended to Yamada as provided in
Section 2.04 hereof; and Yamada hereby agrees that it shall cause the Corporation to vote the stock of Argo-Tech owned by it to elect and reelect upon the expiration of each succeeding term as directors of Argo-Tech, and any replacement directors, those Persons as provided in Section 2.05 hereof; and the Stockholders hereby agree that they shall use their reasonable efforts to cause the Corporation to vote its stock to elect and reelect upon the expiration of each succeeding term as directors of Argo-Tech, and any replacement directors, those Persons as provided in Section 2.05 hereof.

        Section 2.09. CHIEF EXECUTIVE OFFICER OF ARGO-TECH. At all times while this Agreement remains in effect, the chief executive officer of Argo-Tech shall be the Person who holds the office of President of Argo-Tech. Initially, such chief executive officer shall be Michael S. Lipscomb.

        Section 2.10. AGREEMENTS WITH THE TRUSTEE AND VESTAR INVESTMENT PARTNERSHIP. On the date hereof, the Corporation and Argo-Tech shall enter into a supplemental stockholders' agreement with the Trustee and the Corporation shall enter into a stock subscription agreement with the Vestar Investment Partnership in the forms of Exhibits 2.10A and 2.10B, respectively, annexed hereto. The parties hereto expressly agree that the Argo-Tech ESOP and the Trustee, and any successor Trustee under the Argo-Tech ESOP, shall be intended third party beneficiaries of, and have the right to enforce, all of the provisions of this Agreement, and that the Vestar Investment Partnership shall be an intended third party beneficiary of, and has the right to enforce, certain provisions of this Agreement, entitled to receive the benefits of and to enforce such provisions of this Agreement, all as provided in Section 12.24. Each of the parties to this Agreement further represents and warrants that it or he has reviewed Exhibits 2.10A and 2.10B and has no objection to any of the terms and conditions of either of the agreements contained in these Exhibits.

                                   ARTICLE III

                  RESTRICTIONS ON DISPOSITIONS OF SECURITIES;
                  -------------------------------------------
                           INVESTMENT REPRESENTATIONS
                           --------------------------

        Section 3.01. PROHIBITED DISPOSITION. (a) Each of the Stockholders agrees that, during the term of this Agreement, such Stockholder shall not make any Disposition of any Securities except for Permitted Dispositions, and each such Stockholder shall make such Dispositions only in accordance with and as provided for or permitted in this Agreement.

        (b) Each of the Stockholders agrees that it or he will not give any proxy with respect to Securities owned by such Stockholder that is inconsistent with any provision of this Agreement.

        (c) Each of the Stockholders agrees that such Stockholder shall not make any Disposition of all or any of the Securities owned by such Person unless it or he furnishes the Corporation with the opinion of counsel referred to in
Section 3.04 hereof (unless the Corporation waives the delivery of such opinion), which opinion shall also provide that such Disposition when and if consummated is in compliance with the federal and all applicable state securities laws.

        Section 3.02. OTHER AGREEMENTS. Each Stockholder represents to and covenants with each of the other Stockholders and the Corporation that none of the Securities that he or it now owns or hereafter acquires, are, or at any time will be, subject to any restriction or limitation other than those imposed by law or set forth in or permitted by:

                (a) This Agreement;

                (b) Certain individual Pledge Agreements executed by certain Management Stockholders and the Corporation as pledgee in connection with the purchase by such certain Management Stockholders of Class A Common Stock (collectively, the "Pledge Agreements"); and

                (c) The respective Subscription Agreements entered into by and between the Corporation and each of the Investor Stockholders, each of the Management Stockholders, and each of the Outside Directors.

The agreements identified in subparagraphs (b) and (c) of this Section 3.02 do not, and will not at any time, contain any provision inconsistent with the provisions of this Agreement, and, in the event that such an inconsistency arises, the terms and provisions of this Agreement shall govern the interpretation of any such inconsistency.

        Section 3.03. REPRESENTATIONS AND WARRANTIES. Each Stockholder acknowledges and represents to each of the other Stockholders and the Corporation that:

                (a) It or he has neither been offered any Common Stock by any form of general solicitation or advertising nor has it or he received any public media advertisements or any form of mass mailing solicitation with respect to the Common Stock and it or he is not aware of any such advertisements or solicitations;

                (b) Its or his acquisition of Common Stock has been or will be made for its or his own account for investment purposes only and not with a view toward the distribution thereof;

                (c) It or he has been advised that the Common Stock is not registered under the Act or any applicable Blue Sky Laws;

                (d) It or he has been advised that the shares of Common Stock are "restricted securities" as that term is used in Rule 144 ("Rule 144") promulgated under the Act;

                (e) It or he has been furnished with such information about the Corporation as he or it has requested and has had the opportunity to communicate with officers and directors of the Corporation in order to verify the accuracy of or supplement the furnished information; and

                (f) It or he, alone or together with any persons the Stockholder has retained to advise such Stockholder with respect to the acquisition of Common Stock and all transactions related thereto, has such knowledge and experience in financial and business matters that such Stockholder is capable of evaluating the risks and merits of the purchase of Common Stock.

        Section 3.04. LEGEND ON CERTIFICATE. Certificates representing ownership of Securities shall bear one of the following legends:

                "THIS CERTIFICATE IS HELD SUBJECT TO AN AGREEMENT AMONG VESTAR/AT HOLDINGS CORPORATION

        ("THE CORPORATION") AND ITS STOCKHOLDERS DATED AS OF DECEMBER 24, 1990 AND THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE TRANSFERABLE ONLY IN ACCORDANCE WITH THE TERMS, CONDITIONS AND RESTRICTIONS OF THAT AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION. ANY ATTEMPTED DISPOSITION OF THIS CERTIFICATE OR THE SHARES OF STOCK REPRESENTED HEREBY IN VIOLATION OF SUCH AGREEMENT SHALL BE NULL AND VOID."

                                      -or-

                "THIS CERTIFICATE IS HELD SUBJECT TO AN AGREEMENT AMONG AT HOLDINGS CORPORATION ("THE CORPORATION") AND CERTAIN OF ITS STOCKHOLDERS DATED AS OF MAY 17, 1994 AND THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE TRANSFERABLE ONLY IN ACCORDANCE WITH THE TERMS, CONDITIONS AND RESTRICTIONS OF THAT AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION. ANY ATTEMPTED DISPOSITION OF THIS CERTIFICATE OR THE SHARES OF STOCK REPRESENTED HEREBY IN VIOLATION OF SUCH AGREEMENT SHALL BE NULL AND VOID."

        In addition to the foregoing, certificates issued to the parties to this Agreement and their successors representing ownership of non-registered Securities shall bear the following legend:

                "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, UNLESS IN THE OPINION (WHICH OPINION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION) OF COUNSEL SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION IS NOT REQUIRED."

The parties agree that non-registered Securities shall be subject to the restrictions set forth in the foregoing legend. To the extent any stock certificates held by any of the Stockholders and representing ownership of the Corporation's Securities do not bear the foregoing legends, each such Person shall, within five (5) days after the date on which he or it executes this Agreement, surrender to the Corporation such certificates that do not bear such legends so that such legends, as applicable, may be placed on each such certificate.

        Section 3.05. TRANSFER OF PREFERRED STOCK. The parties hereto agree that any holder of Preferred Stock may transfer the Preferred Stock held by it to any Person, provided (a) such Person or any of its Subsidiaries, Affiliates, divisions, or business units does not engage in any line of business that competes in any manner with the Corporation or Argo-Tech, and (b) the proposed transferor provides written notice of such proposed disposition of the Preferred Stock to the Corporation not less than five (5) Business Days prior to any such disposition. The Corporation hereby agrees to provide copies of such notice to the other holders of Preferred Stock and to the holders of Common Stock.

        Section 3.06. TRANSFERS INVALID. The parties hereto agree that any attempted Disposition of Securities made in violation of this Agreement shall be null and void. The intended transferee of such Securities shall not be entitled to have such Securities transferred upon the books of the Corporation, and no Person shall be entitled to vote such Securities or receive dividends thereon until such transfer is rescinded.

                                   ARTICLE IV

                       VOTING OF STOCK: CERTAIN CORPORATE
                       ----------------------------------
                               GOVERNANCE MATTERS
                               ------------------

        Section 4.01. VOTING RIGHTS. On all matters subject to stockholder action (except as otherwise provided in the Restated Certificate of Incorporation of the Corporation), the Class A Common Stock and the Class B Common Stock will vote share for share.

        Section 4.02. CERTAIN CORPORATE GOVERNANCE MATTERS. (a) Until the consummation of an Acceptable Company Offering or an Acceptable Demand Offering, each of the Stockholders agrees to vote its or his stock in the Corporation so as to assure that, at all times after the date hereof, the Restated Certificate of Incorporation of the Corporation shall provide that none of the following actions shall be approved or be deemed approved or authorized by the Board, nor shall any officer or any other Person purporting to act on behalf of the Corporation take any such actions, unless such actions shall have been approved by not less than 80% of the members of the Board then serving (namely, with respect to the current Board, four of the five directors):

                (i) any transaction between the Corporation and Yamada or an Affiliate of Yamada, or any other transaction or series of transactions between the Corporation and another Person, unless the terms and conditions thereof are at least as favorable to the Corporation as terms and conditions reasonably obtainable at the time for a comparable transaction or series of similar transactions in arms' length dealings with an independent and unrelated third party (the latter, a "Related Transaction"); PROVIDED, HOWEVER, that this clause (i) of Section 4.02(a) shall not apply to (x) the payment of any investment banking, financing, or consulting fees to Vestar on or after the date hereof, or
        (y) the transactions contemplated by and the payment of fees after the Closing Date pursuant to and in accordance with the terms and conditions of the Guaranty Agreement or the Guaranty Fee Agreement, the Distribution Agreement, the Yamada Distributorship Agreement, the Yamada-Japan Distributorship Agreement, and the Supplemental Distribution Performance Agreement, which Supplemental Distribution Performance Agreement was dated the Closing Date, and was by and among Yamada Corporation, Yamada International, Argo-

        Tech, Aerotech, and Vestar (the "Supplemental Performance Agreement").

                (ii) a merger, consolidation, liquidation, or dissolution of the Corporation, or a sale, lease, exchange, transfer, or other disposition, including without limitation a mortgage or any other security device, by the Corporation of all or any part of or interest in the stock of Argo-Tech, or the voting of the stock of Argo-Tech in favor of a merger, consolidation, liquidation, or dissolution of Argo-Tech, or the sale, lease, exchange, transfer, or other disposition, including without limitation a mortgage or any other security device, by Argo-Tech of all or substantially all of its assets, except that such approval shall not be required if (w) the net per share amount of proceeds realized as a result of such transaction by all the holders of the Common Stock is the same, and is paid upon the same terms and condition as that realized by all other holders of the Common Stock; (x) in the event of a merger, consolidation, liquidation, or dissolution of Argo-Tech, or the sale, lease, exchange, transfer, or other disposition, including without limitation a mortgage or any other security device, by Argo-Tech of all or substantially all of its assets, or the sale, lease, exchange, transfer, or other disposition, including without limitation a mortgage or any other security device, by the Corporation of all or any part of the stock of Argo-Tech, the portion of the net proceeds thereof that holders of the Common Stock are eligible to receive after taking into account any distributions required pursuant to the terms of the Preferred Stock shall be distributed ratably to all the holders of the Common Stock; and (y) an independent investment banking firm mutually acceptable to Yamada and the representatives of the Management Stockholders then serving on the Board, or such other representative as the Management Stockholders may designate (or, in the event that Yamada and such representatives of the Management Stockholders shall fail to agree on the selection of an independent investment banking firm, then each such party shall choose an independent investment banking firm, which two independent investment banking firms shall select a third independent investment banking firm whose selection and decision shall be binding) shall have determined that the price to be realized from such transaction is fair from a financial point of view to all the Stockholders and the Trustee, which investment banking firm(s) shall have all of their fees and expenses related to such determination paid for by the Corporation;

                (iii) (a) any dilution of the percentage ownership interest of any of the Non-Yamada Stockholders in the outstanding Common Stock pursuant to the issuance of any capital stock of the Corporation or securities convertible into any capital stock of the Corporation (other than pursuant to an Acceptable Company Offering, an Acceptable Demand Offering, the issuance of any shares or options therefor pursuant to the Argo-Tech Corporation 1991 Management Incentive Stock Option Plan and the 1991 Argo-Tech Corporation Performance Option Plan, or the issuance of any shares pursuant to an employee benefit plan for the benefit of employees of Argo-Tech, or to new members of the management of Argo-Tech or new Outside Directors as contemplated by Section 2.03(b)), (b) the issuance of any capital stock of Argo-Tech to any Person, (c) amending the Restated Certificate of Incorporation of the Corporation or otherwise altering, changing, or modifying the terms of the Preferred Stock, (d) the issuance of, or amending the Restated Certificate of Incorporation to provide for the issuance of, any additional preferred stock, (e) the issuance of any debt securities, (f) a change in the capital structure of the Corporation, including but not limited to changing the capital structure pursuant to a reverse stock split, in any manner that would have a material adverse effect on the Non-Yamada Stockholders that is different in kind from the effect on Yamada and its affiliates, or (g) the declaration or payment of any dividend to any Person (other than any dividends paid pursuant to or in accordance with the terms of the Preferred Stock);

                (iv) any change in the distribution arrangements related to Argo-Tech's products, other than pursuant to any written agreements or understandings that have been or shall hereafter be entered into between Yamada or an Affiliate thereof and the two directors then serving on the Board who were selected by the chief executive officer of Argo-Tech; PROVIDED, HOWEVER, that any change in the distribution arrangements related to Argo-Tech's products reflected in the

        Distribution Agreement and the Supplemental Performance Agreement must be approved by Yamada or an Affiliate thereof and Argo-Tech; PROVIDED, FURTHER, that any change in the distribution arrangements related to Argo-Tech products reflected in the Yamada Distribution Agreement and the Yamada-Japan Distribution Agreement shall be approved by each of the parties thereto; and PROVIDED, FURTHER, that the parties hereto acknowledge that the Distribution Term, as that term is defined in the Yamada Distributorship Agreement will commence on November 1, 1994, that Vestar's right to defer the commencement of the Distribution Term has lapsed due to the Vestar Investment Partnership ceasing to be a holder of five percent of the Common Stock of Argo-Tech, and that no party hereto has any right to defer the commencement of such Distribution Term or to object to the succession of Yamada Sales to Aerotech, under the terms of the Yamada Distribution Agreement, that certain Supplemental Distributor Performance Agreement among Argo-Tech Corporation, Aerotech, Yamada Corporation, Yamada, and Vestar, dated as of December 24, 1990, or otherwise.

                (v) any change in the Restated Certificate of Incorporation of the Corporation that relates to the election or removal of directors, the requirement contained herein and therein that certain actions or types of transactions specified herein and therein must be approved by not less than 80% of the directors then serving, or the voting of the stock of Argo-Tech to approve any change in the Restated Certificate of Incorporation of Argo-Tech relating to the election and removal of directors or the requirement for stockholder approval of certain actions or transactions specified in the Restated Certificate of Incorporation of Argo-Tech;

                (vi) the voting of the stock of Argo-Tech by the Corporation as sole stockholder or the taking of any action by the Board or any Person purporting to act on behalf of the Corporation on any action or transaction as to which the sole stockholder has exclusive voting power pursuant to Section 4.02(d) and the Restated Certificate of Incorporation of Argo-Tech; or

                (vii) until December 24, 1996, a Public Offering; PROVIDED, HOWEVER, that any such Public Offering approved prior to that date must be an Acceptable Company Offering or an Acceptable Demand Offering.

        (b) The Restated Certificate of Incorporation of the Corporation shall provide that, from the date hereof until the consummation of an Acceptable Company Offering or an Acceptable Demand Offering, the power of the Corporation, as sole stockholder of Argo-Tech, to elect and remove members of the board of directors of Argo-Tech shall be vested exclusively in the stockholders of the Corporation. The Stockholders agree to take all such actions and exercise such powers during such period to elect the nominees selected to be members of the Argo-Tech Board pursuant to the provisions of Section 2.05 or any other provisions of this Agreement and to remove such members of the board of directors of Argo-Tech as provided in Section 2.06, Section 2.07, and Section 2.08.

        (c) Argo-Tech agrees that, unless such actions shall have been approved by not less than 80% of the members of the Board then serving, until the consummation of an Acceptable Company Offering or an Acceptable Demand Offering, Argo-Tech shall not (A) enter into any transaction or series of transactions with Yamada or an Affiliate of Yamada, or enter into a Related Transaction; (B) sell, lease, exchange, transfer, or otherwise dispose of, including without limitation a mortgage or any other security device, all or substantially all of its assets, unless the conditions set forth in Section 4.02(a)(ii) shall have been met; (C) authorize the issuance of or issue any debt securities, equity securities, or securities convertible into or exchangeable for equity securities, or declare or pay any dividend to any Person (other than any dividends paid in connection with the payment by the Corporation of any dividends pursuant to or in accordance with the terms of the Preferred Stock), or (D) take any action violative of clause (iv) of Section 4.02(a).

         (d) The Restated Certificate of Incorporation of Argo-Tech shall provide that, from and after the date hereof until the consummation of an Acceptable Company Offering or an Acceptable Demand Offering, the authority to approve or authorize any action or transaction described in clauses (A) through
(D) of Section 4.02(c) shall be vested exclusively in the sole stockholder of Argo-Tech.

        (e) The Corporation shall not, at any time, issue any additional equity securities for a consideration per share (computed as provided in the next sentence of this Section 4.02(e)) less than the fair market value of such securities on the date the Board determines to issue such securities (or to grant rights, options, or securities convertible or exchangeable therefor), except that, in the case of Common Stock issuable under a stock option plan approved prior to the date hereof by the Board, options may be granted, and shares of Common Stock may be issued, at purchase prices less than such fair market value; PROVIDED, HOWEVER, that the number of shares issuable under such plans may not be increased. To the extent that any additional equity securities, or any securities that are exercisable for or convertible or exchanged into, directly or indirectly, equity securities, shall be issued or granted for a cash consideration (excluding any securities issued pursuant to commitments outstanding prior to the date hereof), the consideration received by the Corporation therefor shall be deemed to be the amount of cash received, excluding amounts paid or payable for accrued interest or accrued dividends, but without deducting commissions and expenses paid or incurred by the Corporation for any underwriting of, or otherwise in connection with, the issue or sale thereof; and, to the extent that such issue or grant shall be for a consideration other than cash, then, for purposes of this Section and except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be such amount as shall be determined by the Corporation as the fair value of such consideration at the time of such issue or grant. For the purposes of this Section, the fair market value of any securities that are exercisable for or convertible or changeable into, directly or indirectly, other securities, shall be equal to the fair market value of the underlying securities on the date of issuance of the convertible or changeable securities. The consideration for any securities that are exercisable for or convertible or changeable into, directly or indirectly, other securities, shall
(i) in the case of additional shares issued or issuable pursuant to rights or options, be the consideration received by the Corporation for granting such rights or options plus the additional consideration paid or payable to the Corporation upon the exercise of such rights or options, and (ii) in the case of additional shares issued or issuable pursuant to the terms of a conversion or exchange of such securities, be the consideration received by the Corporation for granting any rights or options to subscribe for or purchase such securities, plus the additional consideration paid or payable to the Corporation upon the exercise of the right of conversion or exchange of such securities, in each case after deducting the aggregate amount, if any, paid by the Corporation in cash, upon such exercise, for fractional shares pursuant to the terms of such securities.

                                   ARTICLE V

                PREEMPTIVE RIGHTS WITH RESPECT TO NEW SECURITIES
                ------------------------------------------------

Section 5.01.  NEW SECURITIES.

        In the event that the Corporation shall issue any New Securities, then the Corporation shall first give thirty (30) days' prior written notice of such proposed issuance to all Stockholders and the Trustee, whereupon each Stockholder and the Trustee shall have the right, exercisable upon the delivery of a notice to the Corporation not more than fifteen (15) days after their receipt of the aforesaid notice from the Corporation, to purchase in ratable portions for the same price and on the same terms and conditions, such further amounts of New Securities as are being issued by the Corporation as shall be required to maintain that percentage of all outstanding Securities owned by such Person equal to the percentage of all issued and outstanding Common Stock owned by such Person immediately prior to the issuance of any New Securities (taking into account for such purpose the number of shares of Common Stock issuable pursuant to options, warrants, convertible securities, or other rights held in the aggregate by all Stockholders and the Trustee).

                                   ARTICLE VI

                          VESTING OF MANAGEMENT STOCK;
                          ----------------------------
                             RIGHT OF FIRST REFUSAL
                             ----------------------

        Section 6.01. VESTING OF MANAGEMENT STOCK. Management Stockholders who purchase, or who have purchased, shares of Class A or Class D Common Stock shall be deemed immediately vested in such shares of Class A Common Stock upon payment therefor.

        Section 6.02.

        (a)     [Intentionally omitted.]

        (b)     [Intentionally omitted.]

        (c)     [Intentionally omitted.]

        (d)     [Intentionally omitted.]

        (e)     [Moved; has become new Section 8.03]

        Section 6.03.  RIGHT OF FIRST REFUSAL.

        (a)     [Intentionally omitted.]

        (b)     [Intentionally omitted.]

        (c) After the date hereof, the Stockholders shall have the right to make a Disposition of Class A and Class D Common Stock owned by them to any third party or to any other Stockholder or the Trustee; PROVIDED, HOWEVER, that any such Disposition, other than a Permitted Disposition, is made in accordance with the procedures set forth in this Section 6.03(c).

        (i) In the event a Stockholder seeks to make a Disposition pursuant to this Section 6.03(c) to a third party or any other Stockholder, the Person proposing to make the Disposition shall notify the Board and Argo-Tech in writing of the terms of such proposed Disposition, which terms shall include, but not be limited to, the proposed purchase price of such Securities.

        (ii) After receiving such notice, the Board shall send copies of the notice to the other Stockholders and to the Trustee, and the Board or the Executive Committee of the Board shall have ten (10) Business Days (the "Board Determination Period") to determine either (A) that all, but not less than all, of such Securities shall be purchased by the Corporation or Argo-Tech, or (B) that the Management Stockholders (other than any

Management Stockholder seeking to make a Disposition) shall have the right to purchase all, but not less than all, of such Securities that are sought to be disposed of by the Person proposing to make the Disposition. Within one (1) Business Day after the expiration of the Board Determination Period, the Corporation shall notify the Stockholders and the Trustee in writing as to its decision (the "Determination Notice").

                (iii) If the Board or Executive Committee of the Board determines that the Corporation or Argo-Tech shall purchase all, but not less than all, of such Securities, the Corporation shall have ten (10) Business Days after providing its Determination Notice within which to reach a written agreement with the selling Stockholder for the purchase of such Securities at a price equal to the price offered by such third party or by such other Stockholder and upon such other terms as such Stockholder and the Corporation may agree.

        (iv) In the event that (A) the Board or the Executive Committee of the Board determines that none of such Securities shall be purchased by the Corporation or Argo-Tech, or (B) no written agreement is reached with such selling Stockholder with respect to the purchase of such Securities within ten
(10) Business Days as provided for in Section 6.03(c)(iii), the Board shall grant the Management Stockholders (other than any Management Stockholder seeking to make the Disposition) the right to purchase all, but not less than all, of such Securities that are being offered by such Person. Within two (2) Business Days of the Board rendering its Determination Notice or failing to reach written agreement with the selling Stockholder as to the purchase of such Securities, the Board shall give written notice to the Management Stockholders (other than any Management Stockholder seeking to make the Disposition) specifying the number of shares each Management Stockholder shall have the right to purchase, which number shall not be less than such Management Stockholder's Pro Rata Share of Securities so offered (the "Management Offer"). Such Securities shall, for a period of ten (10) Business Days, be offered to all Management Stockholders (other than any Management Stockholder seeking to make the Disposition) on the same proposed terms as such Securities were initially offered to the Corporation, and the Management Stockholders (other than any Management Stockholder seeking to make the Disposition) shall be entitled to purchase their respective Pro Rata Share of Securities so offered at a price equal to the price offered by the third party or such other Stockholder and upon such other terms as the selling Stockholder and the purchaser(s) shall agree. Within such ten
(10)-Business Day period, any Management Stockholder electing to purchase such Securities that are being offered by such other Stockholder shall provide the Corporation a written notice stating the amount of Securities he elects to purchase (a "Management Acceptance"). If the Corporation does not receive a Management Acceptance from any Management Stockholder to whom a Management Offer was made, then such Management Stockholder shall be deemed to have rejected the Management Offer. Any Management Acceptance shall constitute an irrevocable commitment of such Management Stockholder to purchase the amount of Securities specified therein.

        (v) If a Management Offer has been made pursuant to this Section 6.03(c), and the Management Stockholders do not purchase all such stock that is sought to be disposed of by the selling Stockholder, then none of the Management Stockholders shall have the right to purchase any such stock, and, no later than two (2) Business Days after the date on which Management Acceptances are due, the Corporation shall give each Investor Stockholder a written notice offering such Investor Stockholders an opportunity for a period of five (5) Business days to purchase all, but not less than all, the Securities the selling Stockholder is seeking to dispose of that are not subject to purchase pursuant to Management Acceptances (the "Remaining Offered Securities"). Such Remaining Offered Securities shall be offered to the Investor Stockholders on the same proposed terms as such Securities were initially offered to the Corporation (an "Investor Offer"). Within such five (5) Business Day period, any Investor Stockholder electing to purchase such Securities shall give the Corporation written notice stating the amount of Securities the Investor Stockholder elects to purchase (an "Investor Acceptance"). If the Corporation does not receive an Investor Acceptance from an Investor Stockholder within such five (5) Business Day period, then such Investor Stockholder shall be deemed to have rejected the Investor Offer. Any Investor Acceptance shall constitute an irrevocable commitment of such Investor Stockholder to purchase the amount of Securities specified therein. If one or more of the Investor Stockholders elects to purchase amounts of Remaining Offered Securities that in the aggregate exceed the total amount of Remaining Offered Securities, then the Remaining Offered Securities shall be allocated among the Investor Stockholders accepting an Investor Offer so that each such Investor Stockholder shall be entitled to purchase his or its Pro Rata Share of the Remaining Offered Securities; PROVIDED, HOWEVER, that no such Investor Stockholder shall be required to purchase an amount of Remaining Offered Securities greater than the number set forth in the Investor Acceptance.

        (vi) In the event that the Corporation, Argo-Tech, the Management Stockholders (other than any Management Stockholder seeking to dispose of his Securities), or the Investor Stockholders do not exercise their respective rights of first refusal for all the Securities that are being offered by the selling Stockholder in accordance with this Section 6.03(c), then (A) the Corporation shall give written notice of that result to Argo-Tech, the Stockholders, and the Trustee and (B) the Stockholder seeking to dispose of such Securities shall have the right to sell all such Securities originally offered for sale to the third party or the other Stockholder on the terms originally offered.

                                  ARTICLE VII

                             INDEPENDENT EVALUATION
                             ----------------------

        Section 7.01.  [Intentionally omitted.]

        Section 7.02. INDEPENDENT EVALUATION. In the event that the Board has determined the Fair Market Value as described in Section 1.56, and if the Stockholder whose shares are being purchased by the Corporation pursuant to the terms of this Agreement disagrees with the Fair Market Value of such Securities as so determined by the Board, the selling Stockholder shall, within five (5) days of receiving notice of such Fair Market Value determined by the Board notify the Board in writing if he or it disagrees with the Fair Market Value of the Securities as so determined. Within fifteen (15) days of receiving such notice, the Board and the Stockholder shall together select a mutually agreeable independent third party experienced in valuation matters (the "Appraiser") to render an opinion as to the fair market value of the Securities. In the event that the Stockholder and the Board cannot mutually agree on the selection of an Appraiser, the Stockholder and the Board shall each select an Appraiser, which two Appraisers shall together select a third independent third party experienced in valuation matters (the "Third Appraiser") who shall render a opinion as to the Fair Market Value of the Securities. The opinion of the Appraiser or the Third Appraiser, as the case may be, as to the Fair Market Value of the Securities shall be final and binding on the parties. In the event the Appraiser's or the Third Appraiser's determination of the Fair Market Value of such Securities is not greater than 110% of the Fair Market Value of such Securities as determined by the Board, the Stockholder challenging such determination shall share the expenses incurred by the Corporation in retaining such Appraiser or Third Appraiser in an amount equal to the lesser of (i) Ten Thousand Dollars ($10,000), or (ii) twenty-five percent (25%) of the after tax profit realized by the Stockholder on the Disposition of the Securities that necessitated the Fair Market Value determination. If the Appraiser's or Third Appraiser's determination of the Fair Market Value of such Securities is more than 110% of the Fair Market Value of such Securities as determined by the Board, the Corporation shall bear all such expenses incurred in retaining such Appraiser or Third Appraiser.

        Section 7.03.  [Intentionally omitted.]

                                  ARTICLE VIII

                     LIMITATIONS AND OTHER MATTERS RELATED
                     -------------------------------------
                        TO PAYMENT OF THE PURCHASE PRICE
                        --------------------------------

        Section 8.01. GENERAL LIMITATIONS. Notwithstanding any other provision in this Agreement, the obligation of the Corporation or Argo-Tech to purchase Securities hereunder and pay the Purchase Price for such Securities in accordance with Section 6.03 or Article IX is subject to any restrictions and limitations imposed on the Corporation or any of its Subsidiaries by (i) applicable law, including without limitation, the existence of funds legally available under the General Corporation law of the State of Delaware to effect such purpose; (ii) any agreement to which the Corporation or any Subsidiary or Affiliate thereof may become a party at or after the Closing Date that gives rise to actual or contingent indebtedness, whether as principal or as guarantor for a parent or Subsidiary of the Corporation; and (iii) any default on funded debt that exists and is continuing or any event which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default as such term may be defined in any agreement to which the Corporation or its Subsidiaries may be a party related to funded debt (collectively, all of the foregoing events described in phrase (iii) of this Section 8.01 are hereinafter referred to as a "Default").

        Section 8.02. CLOSING OF PURCHASE OF SECURITIES; DELIVERY OF CERTIFICATES. The closing of a purchase of Securities pursuant to Section 6.03 shall take place in accordance with the timetable set forth in Section 6.03. At such closing (i) the selling Stockholder shall deliver to the purchaser(s) of such Securities the certificates reflecting his ownership of the Securities being purchased properly endorsed in blank for transfer upon the books and records of the Corporation, together with such other documents as the purchaser(s) may reasonably request, and (ii) the purchaser(s) shall deliver to the selling Stockholder the purchase price for such shares in immediately available funds.

        Section 8.03. CORPORATION'S NOTE. With respect to any shares of Class A or Class D Common Stock the purchase of which under Article IX would result in the occurrence of a Default or the breach of any limitation on the payment of the Purchase Price as provided for in Section 8.01, the Corporation shall give the Stockholder (or his successor or representative, as the case may be), the other Stockholders, and the Trustee prompt written notice of the occurrence or existence of such a Default or breach, setting forth in reasonable detail the specifics thereof and indicating the number of shares of Class A Common Stock, if any, that the Corporation or Argo-Tech is permitted to purchase in cash without such purchase resulting in such a Default or breach of such provisions, and the Corporation or Argo-Tech shall purchase such number of shares in cash on the Scheduled Put Closing Date. With respect to any remaining shares of Class A or Class D Common Stock that the Corporation is unable to purchase in cash on the Scheduled Put Closing Date, the Corporation shall, subject to any limitation as provided in Section 8.01, pay for such Securities on the Scheduled Put Closing Date with a subordinated promissory note in substantially the form of Exhibit
8.03 (the "Corporation's Note" or, if there be more than one, the "Corporation's Notes"), which Corporation's Note shall bear interest at the prime rate of interest in dollars (U.S.) in effect at that time by Sumitomo Bank, and which interest shall not be payable in cash at the time (unless the Corporation determines in its sole discretion to pay such interest in cash currently), but such interest shall accrue during such period of suspension of payment by the Corporation to the extent permitted by applicable law and by any such agreements giving rise to actual or contingent indebtedness to which the Corporation or any of its Subsidiaries is a party, and such interest shall be payable in full at maturity of such Corporation's Note if then permitted to be so paid and if not then permitted to be so paid, then at the earliest time such interest may be paid. The Corporation shall promptly notify the Stockholder, the other Stockholders, and the Trustee in writing as soon as the Corporation is no longer prevented from making a cash payment to satisfy the Corporation's Note issued for any shares purchased from Stockholders or the Trustee. The Corporation shall make such cash payment to the Stockholder within five (5) days of providing such notice and to the full extent possible without exceeding the limits established by Section 8.01. Such resumed payment shall be applied first to accrued and unpaid interest on the principal amount of such Corporation's Note. In the event that full payment under such Corporation's Note cannot be made without exceeding such limitations, payments will be made PRO RATA with all other outstanding obligations to former Stockholders, if any, for payment of the Purchase Price for Securities purchased hereunder.

                                   ARTICLE IX

                             PUT RIGHTS OF CERTAIN
                             ---------------------
                       STOCKHOLDERS; CERTAIN OTHER RIGHTS
                       ----------------------------------

        Section 9.01. PUT RIGHTS FOR SHARES OWNED BY CERTAIN STOCKHOLDERS. (a) Subject to the limitations contained in Section 9.05.1 hereof, the Management Stockholders and the Outside Directors shall have a right, exercisable by any Person no more than once in any calendar year, to put to the Corporation or Argo-Tech the shares of Class A and Class D Common Stock beneficially owned by such Stockholders (the "Put") in accordance with this Section 9.01 and the procedures set forth in Section 9.02; PROVIDED, HOWEVER that such Put right must be exercised by the Stockholders having the Put rights on or before April 30, 2004, after which the Put rights shall terminate and be of no further force and effect; and PROVIDED, FURTHER, that no Person may exercise Put rights with respect to more than one-third of his shares prior to April 30, 1995, or more than two-thirds of his or its shares prior to April 30, 1996, so that Put rights with respect to no more than one-third of the total shares subject to Put rights may be exercised prior to April 30, 1995, and no more than two-thirds of such total shares may be exercised prior to April 30, 1996. The exercise of Put rights hereunder shall be effected during a four week period, to be selected annually by the chief executive officer of Argo-Tech, during the second fiscal quarter of Argo-Tech, and such chief executive officer shall be responsible for establishing and implementing appropriate procedures for the exercise of such Put rights in accordance with this Article IX.

        (b) [Intentionally omitted.]

        (c) Upon the consummation of an Acceptable Company Offering or an Acceptable Demand Offering involving the stock of the Corporation, the Put rights provided by this Section 9.01 shall cease to exist.

        Section 9.02. PUT RIGHT PROCEDURES; OTHER AGREEMENTS. (a) The Put right provided for in Section 9.01 shall be exercisable in accordance with the following procedures:

                (i) Within the time periods provided for in Section 9.01(a), the Persons desiring to exercise the Put shall notify the Corporation and Argo-Tech in writing whether the particular Person is exercising the Put right pursuant to Section 9.01 and specifying the number of shares of the Class A and/or Class D Common Stock that is being put to the Corporation and Argo-Tech by the Person.

                (ii) Within ten (10) Business Days after such notification, the Corporation shall calculate the Put Stock Value for the Class A and Class D Common Stock subject to the Put, as such value shall be determined in accordance with Section 9.03.

                (iii) [Intentionally omitted.]

                (iv) The Corporation shall first be obligated to purchase and shall purchase any Class A and Class D Common Stock put to it pursuant to the exercise of the Put no later than the thirtieth (30th) Business Day following the notification of the exercise of the Put.

                (v) In the event that the Corporation does not consummate the purchase of the Class A and Class D Common Stock put to it within the timetable provided by Section 9.02 (a)(iv), the Persons desiring to exercise the Put shall have the right to place such Put to Argo-Tech, and Argo-Tech shall be obligated to purchase and shall purchase such Class A and Class D Common Stock put to it no later than the fortieth
        (40th) Business Day following the notification of the exercise of the Put.

                (vi) In the event that neither the Corporation nor Argo-Tech consummates the purchase for cash of all of the Class A and Class D Common Stock put to them pursuant to the Put within the timetable provided by Sections 9.02(a)(iv) and 9.02(a)(v), the Corporation shall deliver to the Person or Persons desiring to exercise the Put, if and to the extent permitted by Section 8.01, a Corporation's Note containing the provisions described in Section 8.03 and representing the purchase price for the shares subject to the Put (or the balance thereof if a portion of the purchase price is capable of being paid in cash). Any Person who would otherwise receive a Corporation's Note in full or partial payment for his or her shares may withdraw all or any portion of the Put within five (5) days of being advised in writing of that fact by the Corporation or Argo-Tech as provided in Section 8.03.

                (vii) [Intentionally omitted.]

                (viii) The closing of the purchase of any Class A Common Stock purchased by the Corporation or Argo-Tech pursuant to Sections 9.02(a)
        (iv), 9.02 (a)(v) , or 9.02(a)(vi) (the "Scheduled Put Closing Date") shall take place promptly but in no event later than the dates referred to in such Sections, and the purchase price for such shares shall be paid to the Persons participating in the Put (x) in dollars (U.S.) by wire transfer of immediately available funds upon the closing of such purchase and/or (y) by delivery of the Corporation's Note, as the case may be.

         Notwithstanding any other provision in this Agreement to the contrary, in the event that the Corporation or Argo-Tech at any time does not fulfill any of their respective obligations hereunder in connection with purchasing the shares put to the Corporation or Argo-Tech pursuant to a Put, the Persons exercising the Put rights shall have all the legal rights and remedies available to them under applicable law. In the event that the Persons exercising the Put rights at any time make any claim or initiate any action, suit, or proceeding with respect to the enforcement of any of their rights granted pursuant to a Put, the Corporation and Argo-Tech, jointly and severally, shall be liable for all expenses incurred by such Persons in prosecuting such action, suit, or proceeding, including, but not limited to, all reasonable attorney and accountant fees and expenses related thereto if such Persons prevail in a final judgment in a court of competent jurisdiction (subject to the venue requirements contained in Section 12.16) on such a claim.

         (b)   [Intentionally omitted.]

         Section 9.03. PUT STOCK VALUE. The value of each share of Class A and Class D Common Stock owned by a Person that may be put to the Corporation or Argo-Tech pursuant to the exercise of the Put right (the "Put Stock Value") shall be equal to the Fair Market Value of the share; PROVIDED, HOWEVER, that in no event shall the Fair Market Value, for the purposes of calculating the Put Stock Value, be less than $40.00 per share; and PROVIDED FURTHER that such $40.00 per share price shall be proportionately and equitably adjusted with respect to the affected class of Common Stock in the event of any of the following events: (a) any recapitalization of the Corporation through a stock split or combination of outstanding shares of Class A or Class D Common Stock,
(b) any declaration of a dividend on the Class A or Class D Common Stock that is payable in shares of Class A or Class D Common Stock or Securities convertible into shares of Class A or Class D Common Stock, or any other event that has an effect comparable to those described in clauses (a) or (b) hereof.

         Section 9.04. CONTINUED STOCK OWNERSHIP BY MANAGEMENT STOCKHOLDERS AND OUTSIDE DIRECTORS.

        (a)    [Intentionally omitted.]

         (b) In the event of the purchase of less than all the Securities owned by the Person exercising Put rights provided by Section 9.01, then such Securities not purchased, in addition to any Securities not so put, shall continue to be subject to the covenants, limitations, obligations, and restrictions set forth herein applicable to the Securities held by such Person.

         Section 9.05. ORDERING OF PUT RIGHTS. In the event that any Persons exercise their Put rights pursuant to Section 9.01, they shall first put their stock of the Corporation to the Corporation before putting such stock to Argo-Tech; PROVIDED, HOWEVER, that, notwithstanding the procedures of Section 9.02, such Persons shall have no obligation to first put their stock to the Corporation before putting such stock to Argo-Tech if in the reasonable judgment of such Persons they would be prejudiced or harmed thereby.

         Section 9.05.1. LIMIT ON PUT RIGHTS. Anything in this Agreement to the contrary notwithstanding, and subject to the limitations of Section 8.01,
(a) the Put Rights provided for in Section 9.01 shall apply only to the aggregate of Seventy Thousand One Hundred Eleven (70,111) shares of Class A Common Stock owned by the Management Stockholders on the date hereof, and to the aggregate of Seven Thousand Five Hundred Forty (7,540) shares of Class A Common Stock and the aggregate of Thirty-Four Thousand Four Hundred Fifty (34,450) shares of Class D Common Stock issued or issuable pursuant to the Argo-Tech Corporation 1991 Management Incentive Stock Option Plan and the Argo-Tech Corporation 1991 Performance Stock Option Plan, respectively, as such Plans have been previously approved by the Board and are in effect on the date hereof; and (b) the Corporation and Argo-Tech, collectively, shall not purchase for cash more than 40,000 shares of Class A Common Stock and Class D Common Stock upon exercise of the Put Rights provided for in Section 9.01 during any one fiscal year of the Corporation (but in such event, the Corporation shall purchase any shares put to it that it cannot purchase for cash by utilizing the Corporation's Notes in full or partial payment therefor). In the event Put rights are attempted to be exercised with respect to more than the number of shares permitted to be purchased for cash under this
Section 9.05.1, the number of shares actually purchased for cash by the Corporation or Argo-Tech, shall be determined pro rata among the Management Stockholders and the Outside Directors, based upon the number of shares as to which each has exercised his Put rights (and not withdrawn the same).

         Section 9.06. TAG-ALONG RIGHT. (a) In the event that any of Yamada, any Permitted Affiliate thereof, or Sunhorizon (i) proposes to sell or dispose of, directly or indirectly, all or any part of the shares of Class A Common Stock, Class B Common Stock, or Class C Common Stock owned by it or under its control in a single transaction or in a series of related transactions that is or are permitted by this Agreement to any Person (such Person being hereafter referred to as the "Proposed Purchaser") that is not (w) a Permitted Affiliate of Yamada (x) a trust established by Yamada or by Mr. Masashi Yamada, the beneficiaries of which are only Mr. Yamada's spouse, parents, or direct lineal descendants, (y) receiving such shares pursuant to a Public Offering or a transaction under Rule 144, or (z) an employee stock ownership plan; (ii) seeks to cause the Corporation to redeem any Class A Common Stock, Class B Common Stock, or Class C Common Stock owned by it or under its control, or (iii) enters into any other arrangement with a singular purpose as that in (i) or (ii), then Yamada, any Permitted Affiliate thereof, or Sunhorizon shall refrain from effecting any such transaction unless and until the Trustee and all Stockholders other than Yamada, any Affiliate thereof, and Sunhorizon (the Trustee and all such other Stockholders being referred to herein as the "Tag-Along Holders") shall have been granted the opportunity to exercise the right (the "Tag-Along Right") pursuant to which the Proposed Purchaser shall be required to purchase shares of Class A and Class D Common Stock held by the Tag-Along Holders in the amount and on the terms and conditions set forth herein and in any Supplemental Stockholders' Agreement to which the Trustee may be a party.

         (b) In the event of a Proposed Disposition by Yamada, a Permitted Affiliate thereof, or Sunhorizon of the type described in Section 9.06(a), then Yamada, such Affiliate, or such Sunhorizon shall not sell any shares of stock in the Corporation to any Proposed Purchaser unless and until such Proposed Purchaser agrees to purchase that number of shares of Class A and Class D Common Stock from the Tag-Along Holders that is equal to the product of (x) the sum of Tag-Along Percentages of the Non-Yamada Stockholders, and
(y) the total number of shares proposed to be purchased by the Proposed Purchaser in the Proposed Disposition (the "Disposition Amount"). Each Tag-Along Holder shall be entitled to have purchased by the Proposed Purchaser the lesser of (x) its Tag-Along Percentage of the Disposition Amount, and (y) that amount of shares which such Tag-Along Holder proposes to sell in the Proposed Disposition. In the event that any Tag-Along Holder shall elect not to sell to the Proposed Purchaser the full amount of stock that such Tag-Along Holder is entitled to sell pursuant to the immediately preceding sentence, such amount of stock that the Tag-Along Holders in the aggregate did not seek to sell shall be allocated and reallocated pro rata (based upon percentage ownership of the class of stock to be sold) among all of the other Tag-Along Holders desiring to sell shares in the Proposed Disposition until the entire amount available to be sold by all Tag-Along Holders has been allocated among those Tag-Along Holders.

         (c) Any shares of Common Stock purchased from the Tag-Along Holders pursuant to this Section 9.06 shall be paid for at the same price per share and upon terms and conditions no less favorable as those afforded to Yamada, any Affiliate thereof, or Sunhorizon in connection with such Proposed Disposition.

         (d) The Corporation agrees not to effect any transfer of shares of Common Stock by Yamada, any Affiliate thereof, or Sunhorizon until it has received evidence reasonably satisfactory to it that the Tag-Along Right provided for herein, if applicable to such transfer, has been complied with.

         (e) Yamada shall, no less than sixty (60) days prior to any Proposed Disposition, notify, or cause to be notified, the Tag-Along Holder in writing of such proposed transfer by Yamada, any Affiliate thereof, or Sunhorizon. Such notice shall set forth: (i) the number of shares of Common Stock proposed to be transferred, (ii) the name and address of the Proposed Purchaser, (iii) the proposed amount and form of consideration and terms and conditions of payment offered by such Proposed Purchaser, (iv) the proposed location and date of such Proposed Disposition, and (v) that the Proposed Purchaser has been informed of the Tag-Along Right provided in this Section 9.06, and has agreed to purchase shares in accordance with the terms hereof.

         (f) The Tag-Along Right provided for herein may be exercised by a Tag-Along Holder by delivery of a written notice to Yamada and the Corporation (the "Tag-Along Notice") within ten (10) Business days following its receipt of the notice specified in the last sentence of the preceding paragraph. The Tag-Along Notice shall state the amount of shares of Common Stock that the Tag-Along Holder proposes to include in such transfer to the Proposed Purchaser. In the event that the Proposed Purchaser does not purchase the shares of Common Stock from the Tag-Along Holder specified in the Tag-Along Notice on the same terms and conditions as specified in the notice referred to in the last sentence of the preceding paragraph, then Yamada, any Affiliate thereof, or Sunhorizon shall not be permitted to sell any shares of Common Stock to the Proposed Purchaser in the Proposed Disposition.

         Section 9.07. DRAG-ALONG RIGHT. In the event that at any time after the date hereof, the Board of the Corporation or the Argo-Tech Board approves the merger, consolidation, or reorganization of the Corporation or

Argo-Tech, the sale, exchange, or conversion of all or substantially all of the capital stock of the Corporation or Argo-Tech (whether by merger, consolidation, or otherwise, and whether or not the Corporation or Argo-Tech is the surviving entity), or any transaction similar in purpose to the foregoing, then all of the Stockholders shall be obligated, and the Trustee shall be permitted, to sell, convert, or exchange a comparable proportion of their Securities to the same third party on terms and conditions no less favorable than those obtained by Yamada (the "Drag-Along Right"); PROVIDED, HOWEVER, that the purchase price for any Securities to be disposed of pursuant to such Drag-Along Right is fair from a financial point of view as determined by an Appraiser chosen in accordance with the procedures of Section 7.02; PROVIDED, FURTHER, that the Stockholders shall not be required to sell any stock pursuant to a Drag-Along Right in any transaction whereby stock of the Corporation or Argo-Tech or the assets of Argo-Tech are being sold, transferred, or conneyed to an Affiliate of Yamada (and for purposes of this Section 9.07 only, the term Affiliate shall include the Corporation, Argo-Tech, and the Trustee notwithstanding Section 1.08). In connection with any transaction contemplated by the immediately preceding sentence, the Board of the Corporation or the Argo-Tech Board, as the case may be, and Yamada shall promptly notify all other Stockholders and the Trustee in writing (the "Drag-Along Sale Notice") of its intention to enter into any such transaction and to require that such Stockholders and the Trustee (to the extent it is legally permitted to do so) to sell their Securities to the third party. As soon as practicable thereafter, the Board of the Corporation or the Argo-Tech Board, as the case may be, and Yamada shall provide a written notice (the "Drag-Along Offer Terms") to the Stockholders and the Trustee setting forth the material terms and conditions of such sale and containing copies of any pertinent documentation with respect thereto.

         Section 9.08. DISPOSITION OF STOCK ON CERTAIN DEFAULT. In the event that any default occurs pursuant to Section 7.01(k) of the Senior Bank Financing, (a) Yamada, or any Affiliates or Controlling Persons thereof to whom it shall have transferred any of their respective shares of stock in the Corporation, and (b) the Trustee shall have the right to dispose of their respective shares of stock in the Corporation, at their election, as follows:

                  (a) They shall have the right to put to the Corporation their respective shares of stock in the Corporation at a purchase price equal in each case: (i) with respect to the Preferred Stock, the sum of One Hundred Dollars

         ($100.00) per share, plus an amount equal to all accrued (whether or not declared) and unpaid dividends on such Preferred Stock; and (ii) with respect to the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, the Fair Market Value determined pursuant to the provisions of Section 1.56; or

                  (b) They shall have the right to sell their respective shares of stock in the Corporation to any party, in connection with which sale the Non-Yamada Stockholders shall have Tag Along Rights pursuant to the provisions of Section 9.06 of this Agreement; PROVIDED, HOWEVER, that in the event the prospective purchaser of the shares of the Corporation owned by Yamada declines to purchase the shares of stock owned by such Non-Yamada Stockholders pursuant to the exercise of such Tag Along Rights, the Corporation shall then be sold in a transaction the terms of which shall be agreed upon by eighty per cent (80%) of the members of the Board.

                                  ARTICLE X

                     SUBSTITUTE AND ADDITIONAL SECURITIES
                     ------------------------------------

         Section 10.01. ADDITIONAL SECURITIES. In addition to the Securities owned by each Stockholder and the Trustee as of the date it or he becomes a party to this Agreement, this Agreement shall apply to any additional Securities that such Person may acquire from time to time, other than any Securities purchased on a national or regional stock exchange or over-the-counter market by such Person after a registration of Securities under the Act, PROVIDED, HOWEVER, that this Section 10.01 shall not apply to Securities acquired by a Stockholder pursuant to the Argo-Tech ESOP.

                                  ARTICLE XI

                    ACTIONS RELATED TO A PUBLIC OFFERING;
                    -------------------------------------
                             REGISTRATION RIGHTS
                             -------------------

         Section 11.01. ACCEPTABLE COMPANY OFFERING DURING FIRST SIX YEARS. During the first six years after the Closing Date, the affirmative vote of a majority of the directors of the Corporation shall be required in order to approve a Public Offering involving the Securities for the account of the Corporation; PROVIDED, HOWEVER, that any such approved offering shall be an Acceptable Company Offering. In the event that the directors of the Corporation approve a Public Offering in accordance with the terms of this
Section 11.01, the Corporation shall promptly, but in no event later than five
(5) days after taking such board action, provide written notice to the Stockholders and the Trustee advising them of such action, and all the Stockholders and the Trustee shall have the right to require the Corporation to include in such offering shares of Common Stock owned by them subject to the conditions and limitations of Section 11.04(a).

         Section 11.02. MANDATORY COMPANY REGISTRATION. (a) After the sixth anniversary of the Closing Date, each of Yamada, on the one hand, and the Management Stockholders and the Trustee (acting by the vote or consent of a majority of the aggregate number of shares held by them), on the other, shall have the right to demand (the "Mandatory Company Registration Right") that an initial public offering of Securities be made by the Corporation in a Primary Offering and that the Corporation file a registration statement (a "Registration Statement") with the Commission under the Act on Form S-l or any other appropriate form for the general registration of securities (other than on Form S-4 or Form S-8 or any similar or successor forms thereto), and the Corporation hereby agrees that, upon such demand, it shall comply with the provisions contained in Section 11.07 and any other applicable provisions of this Article and use its best efforts to register such Securities pursuant to and otherwise in accordance with the terms of this Agreement; PROVIDED, HOWEVER, that any public offering that either Yamada or the Management Stockholders and the Trustee causes to occur pursuant to the exercise of a Mandatory Company Registration Right must be an Acceptable Company Offering. Unless otherwise agreed to, and subject to any restrictions contained in any written agreements to which the Corporation or Argo-Tech may be subject, any proceeds received by the Corporation pursuant to any public offering resulting from the exercise of a Mandatory Company Registration Right shall be used first to retire any existing indebtedness of Argo-Tech in the following order:

(i) first, under the Senior Bank Financing, (ii) if no indebtedness shall then be outstanding under the Senior Bank Financing, then under the Subordinated Notes, (iii) if no indebtedness shall then be outstanding under either the Senior Bank Financing or the Subordinated Notes, then under any indebtedness of the Corporation to the Trust; (iv) if no indebtedness shall then be outstanding under the indebtedness of the Corporation to the Trust, then to redeem any outstanding Preferred Stock, and (v) if no Preferred Stock shall then be outstanding or if the terms and conditions related to the redemption or repurchase of such Preferred Stock do not allow for or otherwise permit such redemption or repurchase as contemplated herein, then as the Corporation shall determine in its discretion. The number of shares of stock of the Corporation to be offered to the public pursuant to a public offering resulting from the exercise of a Mandatory Company Registration Right shall be determined by the managing underwriter or underwriters engaged to assist in effecting such offering after consultation with the party exercising the Mandatory Company Registration Right so as to make possible the sale of the shares to be sold at the highest reasonably obtainable price per share and to provide for a stable trading market for the stock of the Corporation after the consummation of such offering.

         (b) Any party wishing to exercise its Mandatory Company Registration Right shall provide written notice to the Corporation of the exercise of such right. The Corporation shall promptly, but in no event later then five (5) days following the receipt of such notice, provide written notice of the exercise of such right by either Yamada or the Management Stockholders and the Trustee to all the other Stockholders and the Trustee, and all the other Stockholders and the Trustee shall have the right to include in such offering shares of Common Stock then owned by such Stockholders or the Trustee pursuant to and subject to the limitations of Section 11.04(a). The registration of any Securities pursuant to the exercise of a Mandatory Company Registration Right shall also be subject to the provisions of Sections 11.04 through 11.09.

         (c) If the managing underwriter or underwriters for any Public Offering occurring pursuant to Sections 11.01, 11.02, or 11.03 request that the participants in such offering grant the underwriters a over-allotment or "green shoe" option for the purpose of covering over-allotments that may be made by the underwriters in connection with any such offering, then, if the Corporation is selling shares of the Corporation in such Public offering, the Corporation shall contribute to such over-allotment option an amount of shares that is no greater than fifteen percent (15%) of the aggregate number of shares proposed to be sold by the Corporation pursuant to such offering.

         Section 11.03. DEMAND REGISTRATION RIGHTS. (a) In addition to any rights provided to Yamada and the Management Stockholders and the Trustee pursuant to Section 11.02(a), and subject to the provisions of Sections 11.03(b), 11.03(c), 11.03(d), and 11.03(e), at any time after the sixth anniversary of the Closing Date, Yamada and the Non-Yamada Stockholders shall each have the right (individually, a "Demand Registration Right" and collectively, the "Demand Registration Rights") to require the Corporation to file a Registration statement with the Commission under the Act on Form S-1 or any other appropriate form for the general registration of securities (other then on Form S-4 or Form S-8 or any similar or successor forms thereto) for sale to the public of all or any portion of their Securities (a "Demand Registration"), and the Corporation hereby agrees that, upon such demand, it shall comply with the provisions contained in Section 11.07 and any other applicable provisions of this Article XI and use its best efforts to register such Securities pursuant to and in accordance with the terms of this Agreement.

         (b) In addition to the provisions contained in Section 11.03(c), 11.03(d), and 11.03(e), the Demand Registration Rights granted to Yamada and the Non-Yamada Stockholders pursuant to Section 11.03(a) shall be subject to the following restrictions and limitations: (i) the Corporation shall not be obligated to file any Registration Statement pursuant to the exercise of a Demand Registration Right if the Public Offering of Securities resulting therefrom would not be an Acceptable Demand Offering; (ii) the Corporation shall not be obligated to file more than two Registration Statements for each of Yamada and the Non-Yamada Stockholders pursuant to the exercise of the Demand Registration Rights provided in Section 11.03(a); (iii) the Corporation shall not be obligated to file any Registration Statement pursuant to a Demand Registration Right within one (1) year of the effective date of any other Registration Statement filed pursuant to the exercise of a Demand Registration Right by any other party; (iv) the Corporation shall not be obligated to file a Registration Statement pursuant to a Demand Registration Right within six (6) months of the effective date of any Registration Statement filed in connection with an Acceptable Company Offering; (v) the Corporation shall not be obligated to file a Registration Statement pursuant to the exercise of a Demand Registration Right by either the Non-Yamada Stockholders or Yamada if the Corporation has received the written opinion of counsel to the party seeking to exercise the Demand Registration Right, which counsel shall be reasonably acceptable to the Corporation, that such party is legally permitted to dispose of at least eighty percent (80%) of the amount of Securities such party is seeking to dispose of pursuant to the Demand Registration within ninety five (95) days from the date of the exercise of the Demand Registration Right by means other than pursuant to a Demand Registration; (vi) the Non-Yamada Stockholders shall have the right to exercise the first Demand Registration Right at any time after the sixth anniversary of the Closing Date and after the exercise of such initial Demand Registration Right by the Non-Yamada Stockholders, the right of either the Non-Yamada Stockholders or Yamada to exercise a Demand Registration Right otherwise in accordance with the terms and conditions of this Section 11.03 shall alternate between Yamada and the Non-Yamada Stockholders so that the party not exercising the immediately preceding Demand Registration Right that was exercised shall have the right to exercise the next Demand Registration Right that may be exercised (such right being hereinafter referred to as the "Priority Right"); PROVIDED, HOWEVER, that any party that has a Demand Registration Right may notify the party that has the next Priority Right that such party desires to exercise such Demand Registration Right (provided such party may otherwise exercise such Demand Registration Right in accordance with the provisions of this Article XI) whereupon the party that has the next Priority Right shall have twenty (20) Business days to determine, which determination shall be required to be in writing, whether it desires to exercise its Priority Right and in the event that the party that has the next Priority Right determines not to exercise such right, or makes no determination within such time period, the party initially notifying the party with the next Priority Right shall have the right to exercise a Demand Registration Right and the party that has the next Priority Right but has chosen not to exercise such right shall have no right to preclude the other party having a Demand Registration Right from exercising one of its two Demand Registration Rights otherwise in accordance with the terms of this
Section 11.03; and (vii) the managing underwriter or underwriters, if any, of any such offering shall be a recognized investment banking firm selected by the party exercising the Demand Registration Right, and approved by the other party having such a Demand Registration Right (which approval shall not be unreasonably withheld).

         (c) If either Yamada or the Non-Yamada Stockholders desires to exercise a Demand Registration Right pursuant to Section 11.03(a), then either Yamada or the Non-Yamada Stockholders, as applicable, shall provide written notice (the "Demand Notice") to the Corporation of such demand, which Demand Notice shall state the number of shares of Common Stock Yamada or the Non-Yamada

Stockholders, respectively, is or are demanding the Corporation register on its or their behalf. Upon receipt of a Demand Notice, the Corporation in each such case shall promptly, but in no event later than five (5) days after receipt thereof, provide written notice (the "Demand Registration Notice") of the receipt of such Demand Notice to all the other Stockholders of record other than the party exercising such Demand Registration Right (individually, an "Other Stockholder and collectively, the "Other Stockholders"), and the Corporation and the Other Stockholders shall then have the right to include in any such offering resulting from the exercise of the Demand Registration Right shares of Common Stock owned by them, subject to the limitations of Section 11.04(b) hereof.

         (d) The Corporation shall be entitled to postpone compliance with any request for registration pursuant to this Section 11.03 once for a reasonable period of time, which period of time shall in no event exceed ninety (90) days, if the Corporation, in its reasonable business judgment, determines that such postponement is necessary to defer public disclosure of impending material corporate developments. In the event of such postponement, the Corporation shall immediately notify the party exercising the Demand Registration Right and all other Stockholders of its decision to postpone compliance and the period of, and reasons for, such postponement unless otherwise precluded by law from disclosing such information. In the event of such postponement to this Section 11.03(d), the party exercising the Demand Registration Right shall have the right to withdraw its request for registration of its Securities pursuant to the exercise of its Demand Registration Right in a writing delivered to the Corporation. Any request for the registration of Securities pursuant to the exercise of a Demand Registration Right that is postponed by the Corporation and subsequently withdrawn by the party exercising the Demand Registration Right shall not be counted for the purpose of determining the number of registrations to which such party is entitled pursuant to Section 11.03(b)
(ii). In the event the Corporation postpones the registration of Securities pursuant to this Section 11.03(d) and the party seeking to exercise a Demand Registration Right subsequently withdraws the exercise of its Demand Registration Right, such party shall not be precluded from exercising a subsequent Demand Registration Right for any length of time except as otherwise required by Section 11.03(b).

         (e) In the event that a Primary Offering has not occurred and the Corporation proposes to include newly issued Securities in any offering of Securities to be made to this Section 11.03, and whether or not such shares



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

would be excluded from such offering by operation of the priority rights set forth in Section 11.04(b), the Corporation shall have the right to elect in its sole discretion to cause such Registration Statement initially proposed to be filed pursuant to this Section 11.03 to be filed pursuant to Section 11.02 (the "Preemption"). In the event that the Corporation makes such election, all of the provisions of Section 11.02 shall apply to such registration, such registration shall be deemed not to be an exercise of one of the Demand Registration Rights under Section 11.03(b) (ii) by the party initially exercising the Demand Registration Right subject to the Preemption, and each of the Stockholders shall have the incidental registration rights provided for in
Section 11.04(a).

         (f) Any party exercising a Demand Registration Right and demanding the registration of Securities may withdraw the exercise of such Demand
Registration Right as a result of a material adverse change in the earnings, condition, or otherwise, or prospects of the Corporation, or a change in the market for equity securities generally by giving written notice to the Corporation prior to the effective date of such Registration Statement; PROVIDED, HOWEVER, that (i) if the expenses incurred by the Corporation related to the exercise of such Demand Registration Right exceed $125,000 on the date such withdrawal occurs, the party initially exercising the Demand Registration Right and subsequently withdrawing its exercise may not demand any registration of Securities pursuant to this Section 11.03 for a period of one (1) year after the withdrawal of the Demand Registration Right unless such party pays all the expenses by the Corporation in connection with such registration that are in excess of $125,000, but (ii) if such expenses do not exceed $125,000 there shall be no waiting period that shall be required to expire before which such party may demand the registration of Securities pursuant to this Section 11.03 (other than such time periods as may be otherwise required by Section
11.03(b)); and PROVIDED, FURTHER, that any such withdrawn Demand Registration Right shall not be deemed to be one of such party's two demand rights provided under clause (ii) of Section 11.03(b).

         Section 11.04. INCIDENTAL REGISTRATION RIGHTS. (a) Notwithstanding the foregoing, if at any time the Corporation, whether pursuant to Section 11.01 or Section 11.02, registers any of its Securities pursuant to a Registration Statement under the Act (other than a registration by the Corporation on Form S-4 or Form S-8 or any similar or successor forms thereto), then the Corporation in each such case shall give each Stockholder of record and the Trustee written notice Of such intention to file a Registration Statement not less than forty-five

(45) days prior to the earlier of the anticipated effective date or the actual effective date of such Registration Statement and at least ten (10) days before the initial filing of such Registration Statement (the "Corporation's Registration Notice"), and such notice shall offer to such Stockholder and the Trustee the opportunity to include in such public offering any and all shares any Stockholder and the Trustee (individually a "Selling Stockholder" and, collectively, the "Selling Stockholders") may request. Each Person to which the Corporation's Registration Notice has been given shall have seven (7) days after the giving of such notice to notify the Corporation in writing as to whether he or it desires to have included in such Registration Statement any Securities owned by such Stockholder and specifying the amount (the "Requested Amount") of Securities (whether or not Securities of the same class are being registered by the Corporation) requested to be registered. The Corporation shall permit, or shall cause the managing underwriter or underwriters of a proposed offering to permit, Selling Stockholders to have included in such proposed offering their respective Requested Amount on the same terms and conditions as are applicable to any other Securities of the same class that are being registered and sold by the Corporation and other Selling Stockholder in such offering; PROVIDED, HOWEVER, that if the managing underwriter or underwriters advises that the number of shares to be sold by the Corporation for its own account together with the shares proposed to be sold by all the Selling Stockholders exceeds the maximum number (the "Maximum Number") of shares that in the good faith judgment of such underwriters can be sold without adversely affecting the marketing (including pricing) of the offering, then the amount of Securities sought to be sold by each Selling Stockholder shall be reduced as follows: First, each Selling Stockholder shall be entitled to sell the lesser of (x) its or his pro-rata share (based upon the percentage ownership of the class of stock to be sold) of the amount that the managing underwriter determines can be sold by the Selling Stockholders in the aggregate (the "Recommended Amount"), and (y) such Selling Stockholder's Requested Amount. Second, any remaining Recommended Amount shall be allocated and then reallocated among the Selling Stockholders with additional Requested Amounts in proportion to their ownership of the class of stock sought to be sold until the entire Recommended Amount has been allocated among the Selling Stockholders, but in no event shall a Selling Stockholder be allocated an amount in excess of its or his respective Requested Amount. Any Selling Stockholder shall have the right to withdraw its request for inclusion of its shares in any Registration Statement filed by the Corporation pursuant to this Section 11.04(a) by giving written notice to the Corporation of its request to withdraw prior to the effective date of such Registration Statement. At any time prior to the effective date of any Registration Statement filed by the Corporation pursuant to this Section 11.04, the Corporation shall have the right to discontinue and withdraw such registration, but no such discontinuation shall preclude an immediate or subsequent demand for registration by Yamada or the Non-Yamada Stockholders that is otherwise in accordance with and subject to the provisions of Section 11.02 or 11.03. No public offering effected pursuant to this Section 11.04(a) shall be deemed to have been effected pursuant to Section 11.02 or 11.03.

         (b) In the event that either Yamada or the Non-Yamada Stockholders exercises a Demand Registration Right, and the Corporation is required pursuant to Section 11.03 to register Securities of either Yamada or any of the Non-Yamada Stockholders pursuant to a Registration Statement under the Act, then, in addition to the Corporation being required to register such number of shares of the party exercising the Demand Registration Right (the "Demand Sellers"), the Corporation shall have the right to include in any public offering registered pursuant to Section 11.03 authorized but unissued shares of Common Stock of the Corporation, and each of the other Stockholders to which the Demand Registration Notice has been given shall have twenty (20) days after the giving of such notice to notify the Corporation in writing whether he or it desires to have included in such a statement a Requested Amount of Securities (whether or not Securities of the same class are being registered by the Corporation). The Demand Seller shall permit, and shall cause the underwriter or underwriters, if any, of the proposed offering to permit, the Other Stockholders to have included in such proposed offering the Requested Amount of shares for each other Stockholder on the same terms and conditions as are applicable to any other Securities that are being registered, and sold by the Demand Seller, the Corporation, or any other Stockholder; PROVIDED, HOWEVER, that if the managing underwriter or underwriters, if any, advises that the number of shares proposed to be sold by the Demand Sellers and the Corporation for its own account together with the shares proposed to be sold by all the Other Stockholders exceeds the Maximum Number, the amount of Securities sought to be sold for each other Stockholder shall be reduced as follows: First, each other Stockholder shall be entitled to sell the lesser of (x) its or his pro rata share (based upon percentage ownership of the class of stock to be sold) of the Recommended Amount that is to be sold by the other Stockholder in the aggregate, and (y) such other Stockholder's Requested Amount. Second, any Recommended Amount shall be allocated and then reallocated among the other Stockholders with additional Requested Amounts in proportion to their ownership of the class of stock sought to be sold until the entire Recommended Amount has been allocated among the other Stockholders, but in no event shall another Stockholder be allocated an amount in excess of its or his respective Requested Amount; PROVIDED, FURTHER, that if, after any exclusion of the shares of Common Stock proposed to be included in the Registration Statement by the other Stockholders as provided herein, the managing underwriter or underwriters, if any, advises that the number of shares to be registered by the Demand Sellers together with the shares proposed to be registered by the Corporation for its own account still exceeds the Minimum Number, the amount of Securities sought to be sold by the Corporation shall be reduced as the Demand Seller, in consultation with the managing underwriter or underwriters, if any, shall determine; and that if, after the exclusion of those shares of Common Stock proposed to be included in the Registration Statement by the Corporation, the underwriter or underwriters, if any, advises that the number of shares to be registered by the Demand Sellers together with the shares proposed to be registered by the Corporation for its own account, if any, still exceeds the Maximum Number, the amount of Securities sought to be sold by the Demand Sellers shall be reduced as follows:
First, each of the Demand Sellers shall be entitled to sell the lesser of (x) its or his pro rata share (based upon percentage ownership of the class of stock to be sold) of the Recommended Amount that is to be sold by the Demand Sellers in the aggregate, and (y) the amount of stock such Demand Sellers has initially requested to be sold. Second, any Recommended Amount shall be allocated and then reallocated among the Demand Sellers who have had excluded from such offering any shares, and such allocations shall be in proportion to their ownership of the class of stock sought to be sold until the entire Recommended Amount has been allocated among the Demand Sellers, but in no event shall any Demand Seller be allocated amount in excess of the amount it or he initially requested be included in such sale.

         Section 11.05. UNDERWRITERS; UNDERWRITING AGREEMENT. Any proposed registration of Securities that is an Acceptable Company Offering pursuant to the exercise of a Mandatory Company Registration Right, or, pursuant to the exercise of a Demand Registration Right prior to the time a Primary Offering occurs, shall be underwritten by an underwriter or underwriters on a "firm commitment" basis. Any proposed registration of Securities that occurs after an underwritten offering has occurred shall not be required to be an underwritten offering; PROVIDED HOWEVER, that any offering proposed where an underwriter is not required to be engaged shall be pursuant to a reasonable plan of distribution for the Securities to be sold in such offer which plan of distribution shall be mutually acceptable to

Yamada and the Non-Yamada Stockholders. In connection with any underwritten offering of Securities registered pursuant to the terms of this Agreement, the Corporation shall enter into an underwriting agreement with the underwriters for such offer, such agreement to be reasonably satisfactory in form and substance to the Corporation, Yamada, each Selling Stockholder, and the underwriters, and such agreement shall contain such representations, warranties, and covenants by the Corporation, the Selling Stockholders, and the underwriters and such other terms and conditions as are customarily contained in such agreement. The Selling Stockholders shall be parties to any underwriting agreement relating to an underwritten sale of their Securities and may, at their option, require that any or all of the representations, warranties, and covenants of the Corporation to or for the benefit of such underwriters, shall also be made to and for the benefit of such Stockholders.

         Section 11.06. COOPERATION; RESTRICTIONS ON PUBLIC SALE BY HOLDER OF STOCK. As a condition to the Corporation's obligations and requirements under
Section 11.01, Section 11.02, Section 11.03, and Section 11.04 to register the Securities of any Stockholder, each Stockholder and the Trustee (if legally permitted to do so) shall provide all such information with respect to such Stockholder and execute an underwriting agreement, power of attorney, and all such other documents as may be reasonably required in connection with any such registration. Each holder of Securities covered by a Registration Statement filed pursuant to Section 11.01, Section 11.02, Section 11.03, or Section 11.04 hereof and the Corporation agrees that, if so requested by the managing underwriter or underwriters, if any, or a majority of Selling Stockholders of any offering of Securities, he or it shall not effect any public sale or distribution of Securities of the same class as any Securities included in such underwritten offering, including without limitation, a sale pursuant to Rule 144, during the period fourteen (14) days prior to and up to one hundred twenty
(120) days after the effective date of the Registration Statement filed with respect to such offering. In the event that either Yamada or the Non-Yamada Stockholders exercises a Demand Registration Right, each of the Selling Stockholders here by covenants and agrees with each other Selling Stockholder that it or he shall provide all such information with respect to such Stockholder and execute all such other documents as may be reasonably required in connection with any registration resulting therefrom, and shall otherwise take or perform any and all such other actions as reasonably required in order to effect such offering. Each of the Corporation, Yamada or any Affiliate thereof, and any other seller of the Securities being registered shall cooperate with each other and any underwriters engaged to assist in effecting a public offering, shall use their best efforts to take any and all actions necessary to effect a public offering, and shall not take any action to frustrate the consummation of any public offering, it being understood that prevailing market conditions and the performance of the Corporation and Argo-Tech may affect the commencement of a public offering. In furtherance of the foregoing and not in limitation thereof, the Selling Stockholders, as applicable, shall take or perform any and all such other actions as may be reasonably required to carry out and enforce the rights of the Selling Stockholders in order to effect a public equity offering, including if necessary causing the Corporation or Argo-Tech to amend their respective certificates of incorporation or by-laws.

         Section 11.07. OTHER REQUIREMENTS AND OBLIGATIONS WITH RESPECT TO REGISTRATION. If and whenever the Corporation is required by the provisions of this Agreement to register any Securities under the Act, the Corporation shall, and hereby covenants to, was expeditiously as possible:

         (a) (i) Subject to Section 11.03(d), prepare and cause to be filed with the Commission as soon as reasonably practicable, but in no event later than ninety (90) days after receiving the Demand Notice or notice of the exercise of a Mandatory Company Registration Right, the Registration Statement to which such notice relates, and (ii) use its best efforts to have such Registration Statement declared effective within such ninety (90)-day period or as soon thereafter as reasonably practicable; PROVIDED, HOWEVER, that before filing a Registration Statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any Registration Statement, the Corporation will furnish to the Stockholders covered by such Registration Statement copies of all such documents proposed to be filed.

         (b) The Corporation shall notify all Stockholders when any Registration Statement is filed and becomes effective and when any post-effective amendment is filed and becomes effective. Except as otherwise provided in Section 11.04, after becoming effective, the Corporation agrees to use its best efforts to cause such Registration Statement filed pursuant to the exercise of a Demand Registration Right or a Mandatory Company Registration Right, and any amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement current, to remain continuously effective for a period of one hundred twenty (120) days from the date on which the Commission declares such Registration Statement effective, or such shorter period that will terminate when all Securities to which the Registration Statement filed pursuant to the exercise of the Demand Registration Right or the Mandatory Company Registration Right relate have been sold, and to comply with the provisions of the Act with respect to the disposition of all Securities covered by the Registration Statement required to effect the distribution of such shares; PROVIDED, HOWEVER, that the Corporation shall have no obligation to use its best efforts to cause such Registration Statement and the prospectus used in connection therewith to remain continuously effective for a period of more than ninety (90) days if any post-effective amendments are required to be made in connection with such Registration Statement. The Corporation shall not be deemed to have effected a registration of Securities for any purpose under this Article XI unless and until such Registration Statement is declared effective by the Commission and shall have remained effective for the period set forth in this Section 11.07.

         (c) Furnish at the Corporation's expense to the Selling Stockholders and each underwriter such number of copies of the Registration Statement and each amendment and supplement thereto (in each case including all exhibits) and such number of copies of the prospectus included therein (including each amended or supplemented prospectus), in conformity with the requirements of the Act, and such other documents incorporated by reference in the Registration Statement, and other documents such Stockholders and underwriters shall reasonably request in order to facilitate the disposition of the Securities, but only while the Company is under the provisions hereof to keep the Registration Statement current and effective.

         (d) Immediately notify each Selling Stockholder and the managing underwriter or underwriters of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances then existing, not misleading and subject to subparagraph (b) above, if it is necessary to amend or supplement such prospectus to comply with law, prepare a supplement to or an amendment of such prospectus so that such prospectus, as amended or supplemented, will comply with law, and use its best efforts to file and cause to be declared effective any post-effective amendment to such Registration Statement as may be required in connection therewith; and immediately notify each

Stockholder of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or initiating any proceedings for that purpose, or any notification with respect to the suspension of the qualification of any Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

         (e) Make every reasonable effort to obtain at the earliest possible time the withdrawal of any order suspending the effectiveness of a Registration Statement or suspending the qualification of any Securities for sale in any jurisdiction.

         (f) Prior to any Public Offering, take such action as may be necessary to qualify or register the shares to be sold under the securities or Blue Sky laws of such jurisdiction as may be reasonably requested by Yamada, the Non-Yamada Stockholders, or a Demand Seller or the managing underwriter or underwriters and keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to make the disposition in such jurisdiction of the Securities covered by the Registration Statement; PROVIDED, HOWEVER, the Corporation shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

         (g) Enter into agreements that are customary for offerings of the type contemplated by this Agreement and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Securities covered by a Registration Statement and in such connection, whether or not a underwriting agreement is entered into and whether or not the registration is a underwritten registration (i) make such representations and warranties to the holders of such Securities covered by the Registration Statement with respect to the Registration Statement, prospectus, and documents incorporated by reference, if any, in form, substance, and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested as is customary; (ii) use its best efforts to obtain opinions of counsel to the Corporation and updates thereof with respect to the Registration Statement and the prospectus addressed to each selling holder of Securities covered by the Registration Statement covering the matters customarily covered in opinions requested in underwritten or non-underwritten offerings as the case may be and such other matters as may be reasonably requested by such holders; (iii) in the case of a underwritten offering, enter into an underwriting agreement in form, scope, and substance as is customary in underwritten offerings; (iv) use its best efforts to obtain "cold comfort" letters and updates thereof from the Corporation's independent certified public accountants addressed to each selling holder of Securities, such letter to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with underwritten offerings; and
(v) the Corporation shall deliver such documents and certificates as may be reasonably requested by the holders of Securities being sold to evidence compliance with clause (i) above and with any customary conditions contained in any underwriting agreement or other agreement entered into by the Corporation. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder.

         (h) Make available for inspection by the holders of Securities being sold, and any attorney, accountant, or other agent thereof, all financial and other records, pertinent corporate documents, and properties of the Corporation.

         (i) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and promulgated under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and timely make all filings required to be made by the Corporation pursuant to the Exchange Act after it has filed a Registration Statement pursuant to the requirements of the Act related to the equity securities of the Corporation.
For so long as any of the Non-Yamada Stockholders continue to own any outstanding Securities and may sell such Securities without registration under the Act within the limitations of the exemption provided by (a) Rule 144 under the Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission, the Corporation shall file with the Commission the information, documents and other reports specified in Sections 13 or 15(d) of the Act as being required of issuers subject to such reporting requirements (whether or not the Corporation would be required to file such reports with the Commission in the absence of the requirements of this Section), and shall comply with such other informational requirements of the Commission, and, upon the request of a Stockholder, furnish such Stockholder with such information as may be necessary to enable such Stockholder to effect routine sales pursuant to Rule 144.

         (j) Use its best efforts to cause the Securities being offered in the offering to be listed on a national securities exchange in the United States or quoted on the over-the-counter market.

         (k) Provide for or designate a transfer agent and registrar (which may be the same entity) for the Securities.

         (1) Issue to any underwriters to which any Selling Stockholder may sell Securities in such offering certificates evidencing shares of the Securities not bearing any restrictive legends.

         (m) Deliver promptly to each Selling Stockholder and the underwriter or underwriters copies of all correspondence between the Corporation or any other governmental agency or self-regulating body and the Corporation, its counsel, or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement or proposed sale of shares of the Corporation and permit each Selling Stockholder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the Registration Statement as it deems reasonably necessary. Such investigation shall include access to book records and properties and opportunities to discuss the business of the Corporation with its officers, independent auditors, and counsel.

         (n) Take or perform any and all such other corporate or other actions as are reasonably suggested or recommended by the managing underwriter or underwriters or that may be reasonably necessary or appropriate to carry out and enforce the rights of the Stockholders hereunder in order to effect a successful public offering, including but not limited to, if necessary, amending the certificate of incorporation of the Corporation or Argo-Tech and appointing independent directors to the Board of the Corporation or the Argo-Tech Board.

         Each holder of Securities at any time covered by a Registration Statement agrees by acquisition of such Securities that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 11.07(d) hereof, such Stockholder shall forthwith discontinue disposition of such Securities covered by such Registration Statement or prospectus until such holder's receipt of the copies of a supplemented or amended prospectus or until it is advised in writing (the "Advice") by the Corporation that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filing that is incorporated by reference in such prospectus and, if so directed by the Corporation, such Stockholder shall deliver to the Corporation (at the Corporation's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Securities current at the time of receipt of such notice. If the Corporation shall give any such notice, the time period during which the Registration Statement affected by such notice shall be required to be kept continuously effective as provided herein shall be extended by the number of days during the period from and including the date when each seller of Securities covered by such Registration Statement shall have received copies of the supplemented or amended prospectus contemplated herein or a copy of the Advice, as the case may be.

         Section 11.08. EXPENSES OF REGISTRATION. The Corporation shall pay all fees and expenses associated with effecting any registration and sale of Securities under this Article XI to the extent permissible under applicable law (including Blue Sky Laws) including, but not limited to registration and filing fees, printing expenses, fees and disbursements of legal counsel and accountants of the Corporation and each group of Selling Stockholders, transfer agents' and registrars' fees, fees and disbursements of experts used by the Corporation in connection with such registration, expenses of special audits of the Corporation incidental to or required by the registration, expenses, incidental to any post-effective amendment to the Registration Statement, and all underwriting discounts and commissions allocable to the Securities offered by the Stockholders participating in the offering, which underwriting discounts and commissions shall be paid for by such Stockholders; PROVIDED, HOWEVER, that, in connection with each such registration, the Corporation shall not pay fees and expenses to more than one outside legal counsel retained to represent Stockholders in connection with the offering. In the event and to the extent the Corporation is not permitted by applicable law to pay any of such expenses, each Stockholder participating in the registration and sale shall pay the same proportion of the registration fee and expenses incurred in connection with the registration as the shares of Securities being registered by him bear to the total amount of Securities included in the registration.

         Section 11.09.  INDEMNIFICATION; CONTRIBUTION.

         (a) INDEMNIFICATION BY THE CORPORATION. The Corporation agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of Securities registered pursuant to any Registration Statement required to be filed pursuant to this Agreement, its officers, directors, and agents and each Person who controls such holder or agents (within the meaning of the Act) against all losses, claims, damages, liabilities, and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or preprospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such holder expressly for use therein.

         (b) INDEMNIFICATION BY SELLING STOCKHOLDERS. In connection with any Registration Statement in which a Stockholder is participating, each such Selling Stockholder shall furnish to the Corporation in writing, in addition to any other information required to be provided hereby, such information and affidavits as the Corporation reasonably requests for use in connection with any Registration Statement or prospectus and agrees severally and not jointly to indemnify, to the full extent permitted by law, the Corporation, its directors and officers, and each Person who controls the Corporation (within the meaning of the Act) against any losses, claims, damages, liabilities, and expenses caused by any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in any Registration Statement or prospectus or preliminary prospectus or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder to the Corporation specifically for inclusion in such Registration Statement or prospectus; PROVIDED, HOWEVER, that under no circumstances shall any Selling Stockholder be liable for or be required to indemnify any underwriter or controlling person thereof or to contribute to the amounts paid by any underwriter or controlling person hereof any amount in excess of the product of the number of shares, if any, sold by such Selling Stockholder times the price per share paid to him pursuant to such offering, net of all costs and expenses (including underwriting commissions and disbursements) paid or incurred by such Selling Stockholder in connection with the registration and sale.

         (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and

(ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; PROVIDED, HOWEVER, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay for the reasonable fees or expenses of such counsel or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person, or (c) in the reasonable judgment of any such Person and the indemnifying party, based upon advice of their respective counsel, a conflict of interest may exist between such Person and the indemnifying party, with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

         (d) CONTRIBUTION. If the indemnification provided for in the preceding paragraphs of this Section 11.09 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities, or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnified party or indemnified parties, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         (e)  Limitation. Anything to the contrary contained in this Section
11.09 notwithstanding, no holder of Securities shall be liable for any indemnification or contribution in excess of the maximum amount received by such holder in connection with any sale of Securities hereunder.

         Section 11.10. TERMINATION OF OVERRIDE COMMISSION. Upon the consummation of a Acceptable Company Offering or a Acceptable Demand Offering, the Distributor (as such term is defined in each the Yamada Distributorship Agreement and the Yamada-Japan Distributorship Agreement) shall no longer have any right to receive the Override Commission as provided in each of the Yamada Distributorship Agreement and the Yamada-Japan Distributorship Agreement.

         Section 11.11. LIMITATION ON REGISTRATION RIGHTS. Each of the Stockholders acknowledges and agrees that the Corporation has not granted any Stockholder any rights to require the Corporation or Argo-Tech to register any of the Securities under the Act except as provided herein in this Article. Yamada acknowledges and agrees that, until the Non-Yamada Stockholders have exercised the two Demand Registration Rights provided to them pursuant to
Section 11.03(b)(ii), Yamada or any Affiliate of Yamada shall not take any action, or cause the Corporation to take any action and the Corporation agrees that it shall not take any action, to register any Securities or file any Registration Statement with the Commission unless such registration is otherwise pursuant to and in accordance with the provisions of this Article XI.

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                                  ARTICLE XII

                                 MISCELLANEOUS
                                 -------------

         Section 12.01. ADDITIONAL MANAGEMENT OR INVESTOR STOCKHOLDERS OR ADDITIONAL OUTSIDE DIRECTORS. Except as provided in Article X, prior to the issuance by the Corporation of certificates evidencing Securities to any Person who is (i) an employee of the Corporation or any of its Subsidiaries, or (ii) an employee of an Investor Stockholder or an Affiliate of Investor Stockholder or an employee or Affiliate thereof, or (iii) to a new Outside Director, such Person shall be required to become a party to this Agreement as (x) a Management Stockholder (if an employee of the Corporation or any of its Subsidiaries), or (y) an Investor Stockholder (if an employee of an Affiliate of an Investor Stockholder or an employee or Affiliate thereof), or (z) an Outside Director by executing, with the Corporation, a Joinder Agreement in the form attached hereto as Exhibit 1.

         Section 12.02. LEGAL REPRESENTATIVES. The administrator, executor, or legal representatives of any deceased Stockholder shall be required to execute and deliver all documents and perform all acts necessary to carry out the obligations of such deceased Stockholder under the terms of this Agreement.

         Section 12.03.  [Intentionally omitted.]

         Section 12.04.  [Intentionally omitted.]

         Section 12.05. OBLIGATIONS REGARDING CONTINUING EMPLOYMENT. Nothing in this Agreement shall constitute an agreement by, or shall impose any obligation upon, the Corporation or any of its Affiliates or Subsidiaries to employ, or to continue to employ, any party or shall constitute an agreement by, or shall impose any obligation upon, the Corporation or any of its Affiliates or Subsidiaries with respect to the terms and conditions of employment of any party who is or becomes an employee of the Corporation or any of its Affiliates or Subsidiaries; PROVIDED, HOWEVER, that nothing in this Agreement shall constitute a termination, waiver, or modification of any existing employment agreement entered into by and between Argo-Tech or any predecessor entity and any Management Stockholder.

         Section 12.06. SPECIFIC PERFORMANCE: EXPENSES AND ATTORNEYS' FEES. The parties agree that the subject matter of Sections 2.04-2.10, 3.01, 3.05, 4.01, 4.02, 5.01, 6.01-6.03, 7.02, 9.01-9.07, 11.01-11.10, 12.14, 12.24, and 12.25
hereof is unique and, in the event of the


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


breach by any party of any of those provisions, the party injured thereby would not be made whole by money damages and shall be entitled to specific performance in addition to any other remedy to which it may be entitled at law and in equity. The parties hereto agree to waive the defense in any such action for specific performance that a remedy at law would be adequate. In addition, any party that breaches this Agreement shall be obligated to pay the costs, including reasonable attorneys' fees, incurred by any non-breaching parties in enforcing their respective rights hereunder against such breaching party. In the event that it is determined that no breach has occurred, the party accused of the breach shall be entitled to recover from the complaining party the non-breaching party's costs, including but not limited to reasonable attorney fees incurred in defending against such breach.

         Section 12.07. SEVERABILITY. The parties agree that (i) the provisions of this Agreement shall be severable in the event that any of the provisions hereof are held by a court of competent jurisdiction to be invalid, void, or otherwise unenforceable, (ii) such invalid, void, or otherwise unenforceable provisions shall be replaced by other provisions that are as similar as possible in terms to such invalid, void, or otherwise unenforceable provisions but are valid and enforceable, and (iii) the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.

         Section 12.08. CONTROLLING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive law of the State of Delaware without giving effect to the conflicts of laws principles thereof.

         Section 12.09. NOTICES. All notices, consents, directions, approvals, instructions, and other communications by any party hereto to any other party hereto as provided for herein shall be in writing and shall be deemed to have been duly given if delivered by hand (whether by express mail, overnight courier, or otherwise) or sent by registered mail, return receipt requested, postage prepaid, or by telegram, or facsimile transmission to the party to whom it is directed at the address or number set forth on Schedule A hereto or to such other addresses as the party to whom such notice is given may have theretofore designated by notice to all other parties in accordance herewith. Any notice given in accordance with the requirements of this paragraph shall be deemed to have been received when delivered in person or, if mailed, three days following the date upon which such notice shall have been deposited in the mails.

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


         Section 12.10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

         Section 12.11. BINDING EFFECT; ASSIGNMENT. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, permitted assigns, personal representatives, guardians, custodians, and successors-in-interest and upon the trustees and beneficiaries of any trust to which shares of Securities have been or may be transferred (collectively, a "Successor") and upon the successors and assigns of the Corporation and of Argo-Tech. Notwithstanding the foregoing, neither this Agreement nor any right, remedy, obligation, or liability arising hereunder or by reason hereof shall be assignable by any party hereto accept as otherwise permitted by the terms of this Agreement. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties hereto or their successors in interest any legal or equitable right, remedy, or claim under or in respect of any agreement or any provision contained herein, except as otherwise provided in Sections 2.10 and 12.24 hereof.

         Section 12.12. ENTIRE AGREEMENT; AMENDMENTS. Except for (i) certain agreements described in Section 3 hereof; (ii) certain agreements by Sunhorizon, the Trustee, Vestar, and other Stockholders pursuant to which they have acquired equity securities of the Corporation; (iii) the Distribution Agreement, the Supplemental Performance Agreement, the Merger Agreement, the Yamada-Japan Distributorship Agreement, the Yamada Distributorship Agreement, the Guaranty Agreement, the Guaranty Fee Agreement, that certain letter, dated December 24, 1990, by Vestar to Yamada Corporation, wherein Vestar has agreed, subject to the terms of such letter, not to waive conditions to closing the transactions contemplated by the Merger, that certain agreement, dated December 24, 1990, by and between Yamada and Sumitomo Capital regarding the disposition of the Class C Common Stock owned by Sumitomo Capital, and that certain letter, dated September 18, 1990, from Vestar to Yamada and Yamada Corporation related to distribution arrangements (which agreements or letters listed in clause (ii) of this Section 12.12 each stand alone, and are not dependant upon this Agreement or any other agreement for any interpretation thereof, or otherwise);
(iv) the Restated Certificate of Incorporation of the Corporation and the Restated Certificate of Incorporation of Argo-Tech; (v) the Amendment, Termination and Release, dated the date hereof, under the Original Stockholders' Agreement; and (vi) the Termination of Voting Trust Agreement, dated the date hereof, among certain of the Stockholders, all prior agreements, whether. oral or written, among some or all of the parties with respect to Securities and the subject matter of this Agreement (which, for purposes of this clause, shall be deemed not to include the subject matter of any such other agreements) are hereby terminated, and this Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements relating thereto (except as otherwise provided herein) and is not dependent upon any other agreement, and cannot be supplemented, amended, modified, or altered, and no consents to departures therefrom may be granted, except by the written agreement of the parties hereto (including, in the case of the Management Stockholders and the Outside Directors, the holders of a majority of the shares of Class A Common Stock held by the Management Stockholders and the Outside Directors, respectively) and of the Trustee. Notwithstanding the foregoing, no supplements, amendments, modifications, alterations, waivers of, or consents to departures from the provisions hereof may be given or made unless to in writing by the party or parties whose rights are being waived or diminished thereby.

         Section 12.13. TERMINATION. (a) This Agreement and all restrictions, limitations, rights, and obligations set forth herein with respect to the Securities shall terminate upon the occurrence of any of the following events:
(i) the bankruptcy or dissolution of the Corporation or Argo-Tech (PROVIDED, HOWEVER, (A) that the restrictions, limitations, rights, and obligations set forth in Article I (to the extent applicable) and Sections 2.04-2.08, 2.10, 3.05, 4.01, 4.02, 5.01, 6.01-6.03, 7.02, 8.01, 8.02, 9.01-9.07, 11.01-11.10,
12.24, 12.25, and this Article XII shall not terminate upon, but shall survive, the occurrence of an event contemplated by this clause (i) of Section 12.13, and (B) that, during any such bankruptcy proceeding, any time period within which any action may or shall be taken as specified in any provision contained in this Agreement that survives such an event shall be tolled for an equal number of days that such bankruptcy proceeding continues); (ii) a single Stockholder or a group consisting of such Stockholder and Affiliates thereof becoming the owner of all of the Securities that are then subject to this Agreement (in which event the rights and obligations set forth in Article I (to the extent applicable) and in Sections 2.06(d) and 2.06(e) shall not terminate but shall survive); (iii) the execution of a written instrument by (A) the holders of at least 50.1% of shares of Class A Common Stock held by the Investor Stockholders, (B) the holders of at least 50.1% of the shares of Class A Common Stock held by Management Stockholders and the Outside Directors, (C) the holders of at least 50.1% of the Class B Common Stock, and (D) the Trustee; or (iv) an Acceptable Company Offering or an Acceptable Demand Offering occurs pursuant to which the Corporation's Common Stock is listed on a national securities exchange or publicly traded in the over-the-counter market; PROVIDED, HOWEVER, that the provisions of Sections 2.06(d) and (e) shall not terminate upon, but shall survive, an event contemplated by the foregoing clauses (ii) and (iii) of this Section 12.13, and PROVIDED, FURTHER, that the restrictions, limitations, rights, and obligations set forth in Article I (to the extent applicable) and Sections 2.04-2.08, 2.10, 3.05, 4.01, 6.01-6.03, 7.02, 8.01, 8.02, 9.06, 11.01-11.10, 12.24, 12.25, and
this Article XII shall not terminate upon, but shall survive, the occurrence of an event contemplated by the foregoing clause (iv) of this Section 12.13. This Agreement shall also terminate with respect to any Securities (w) upon the Disposition of such Securities by any Stockholder to any Person not a party to this Agreement pursuant to an effective registration statement under the Securities Act of 1933, as amended, (x) that have been transferred to a third party pursuant to Section 6.03 (c)(vi), (y) transferred to a Person not a party to this Agreement in a transaction to which the provisions of Section 5 of the Act do not apply by reason of compliance by such Stockholder with the provisions of Rule 144, or (z) to the extent requested by the Board in the event the Corporation is requested to do so by any underwriter in connection with the registration and sale of any of the Corporation's or Argo-Tech's securities in a Public Offering; PROVIDED, HOWEVER, that if in the good faith judgment of such underwriter, any of the substantive provisions of this Agreement may be included in another written agreement among the parties hereto without materially adversely affecting the sale of the Corporation's Securities or the trading market for such Securities thereafter, then the parties hereto agree to use their best efforts to negotiate such subsequent agreement in good faith whose terms shall be as similar to those contained herein so as to fairly and equitably preserve to the extent possible the original substantive rights, obligations, and benefits of such provisions for the respective parties. The termination of this Agreement shall have no effect upon any obligation of any party to make payment for any Securities purchased pursuant to the terms of this Agreement prior to its termination.

         (b) Each of the Stockholders hereby agrees that, in the event that at any time in the future it is required or recommended that the Corporation's capital structure be modified so as to exchange the Class A Common

Stock, the Class B Common Stock, the Class C Common Stock, and the Class D Common Stock for other capital stock of the Corporation, such Stockholders shall, subject to all the provisions of this Agreement that would otherwise apply had such Class A Common Stock, Class B Common Stock, Class C Common Stock, and the Class D Common Stock not been so exchanged, nevertheless vote the successor stock of the Corporation held by them so as to elect a slate of directors as if such Class A Common Stock and Class B Common Stock continued to exist and upon such event, the holders of the capital stock of the Corporation succeeding to the Class A Common Stock and the Class B Common Stock, respectively, shall be entitled to nominate to the Board such nominees as would otherwise be permitted if such Class A Common Stock and Class the Class B Common Stock then existed; PROVIDED, HOWEVER, that the Stockholders shall not have any obligation to so vote stock owned by them in accordance with this
Section 12.13(b) if at the time the holders of any such stock would have no right to nominate any director to the Board if such Class A Common Stock and Class B Common Stock then existed.

         Section 12.14. KNOW-HOW AND CONFIDENTIALITY. (a) All know-how and expertise and commercial good-will that is owned or developed by Argo-Tech or on behalf of Argo-Tech shall be the property of Argo-Tech in the absence of a specific arrangement to the contrary.

         (b) Each Stockholder agrees on behalf of itself and its employees, agents, Affiliates, and assigns that any and all non-public technical information, trade secrets, and any other confidential information regarding the business affairs of the Corporation or any of its Subsidiaries or of the Stockholders or any of their respective Affiliates, employees, agents, or assigns that is treated as confidential by it or by any of them (including but not limited to methods or business operations, the names of customers or potential customers, and any other confidential information concerning the business affairs of the Corporation or any of its Subsidiaries or of the Stockholders or their respective Affiliates) that such Stockholder may have obtained from the Corporation or any of its Subsidiaries or from any other party hereto or any Affiliate of any such other party (collectively referred to as the "Confidential Information") as a result of the purchase of the Corporation's Securities or the performance of this Agreement, constitute trade secrets, is confidential, and is the valuable property of the Corporation or any of its Subsidiaries or such Stockholder or Affiliate thereof, as the case may be. Such Confidential Information shall be held in confidence both during the term of this Agreement and thereafter for so long as such Stockholder remains a stockholder and for a period of two years thereafter, and during such period such Confidential Information shall neither be disclosed to any third party nor used by the receiving party at any time for any purpose unrelated to the performance of this Agreement without the prior written consent of the party to which such Confidential Information relates. Notwithstanding the foregoing, these obligations of confidential treatment shall not apply to information which:

                  (i) is known to the Stockholder or to any Affiliate thereof obtaining the information at the time such information is obtained from the Corporation or any of its Subsidiaries or any other party or Affiliate of any of the foregoing, as the case may be (other than as a result of the improper appropriation of any Confidential Information by any Person), and can be documented as such and has not previously been received from Argo-Tech, its Affiliates, or any other party, as the case may be, in connection with the purchase of the Corporation's Securities or the performance of this Agreement;

                  (ii) is in the public domain at the time such information is obtained from Argo-Tech, the Corporation or its Subsidiaries, or any other party, or from an Affiliate of any of the foregoing, as the case may be;

                  (iii) after being obtained from the Corporation or any of its Subsidiaries, Argo-Tech, or any other party, or from an Affiliate of any of the foregoing, as the case may be, such Confidential Information enters the public domain through no positive action or omission on the part of a Stockholder or an Affiliate thereof;

                  (iv) lawfully comes into the possession of the Stockholder or an Affiliate thereof from a source other than the Corporation or any of its Subsidiaries and can be so documented; or

                  (v) upon written advice of independent legal counsel is required to be disclosed by any applicable law, rule, or regulation; PROVIDED, HOWEVER, that Yamada Corporation, the Corporation, and Argo-Tech (x) shall have received written notice of such intended disclosure twenty (20) days prior to the date the such disclosure is to be made, and (y) shall have

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

         the right to seek any relief it deems appropriate to prevent such disclosure, including, without limitation, injunctive relief.

         (c) Upon the termination of this Agreement, each of the Stockholders agrees to use its respective best efforts to destroy all Confidential Information in its possession that is embodied or recorded in tangible form.

         (d) The obligations of confidentiality hereunder shall survive termination of this Agreement.

         Section 12.15. YAMADA CORPORATION REPRESENTATIVES TO BE EMPLOYED BY ARGO-TECH. Yamada Corporation shall have the right to have up to four (4) representatives become employees of Argo-Tech with responsibilities in the general management, sales, marketing, and distribution area of Argo-Tech (and in the area of production but only to the extent permitted in connection with any required National Security Clearances (as such term is hereinafter defined) and with job descriptions, responsibilities, and benefits commensurate with the level of compensation described below and contributions to Argo-Tech. Two of such representatives shall have become entitled to become employees of Argo-Tech as of the Closing Date, and one each shall have become entitled to become employees of Argo-Tech on the first and second anniversaries of the Closing Date. Each Yamada Corporation representative employed by Argo-Tech shall receive from Argo-Tech aggregate annual compensation of Fifty Thousand Dollars ($50,000), payable and provided in accordance with the practices and procedures of Argo-Tech then prevailing for employees of similar compensation and responsibilities. Each representative so becoming a Argo-Tech employee shall be terminated only in accordance with the practices and procedures of Argo-Tech for the termination of employees of similar compensation and responsibilities. Any representative so terminated shall be succeeded by another representative designated by Yamada Corporation. For purposes of this
Section 12.15, the term National Security Clearances shall mean any filing and/or clearance with one or more of the Committee on Foreign Investment in the United States under Exon-Florio, the United States Department of Defense under the Industrial Security Regulations, the United States Department of State under the International Traffic in Arms Regulations, and the United States Department of Energy under Department of Energy Action Regulations.

         Section 12.16. SUBMISSION TO JURISDICTION; SERVICE OF PROCESS. Each Stockholder hereby agrees and irrevocably consents and submits to the personal jurisdiction of any court of the State of New York or any federal court of the United States of America located in the City and State of New York, United States of America, with respect to any dispute, controversy, action, or proceeding arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding shall be instituted, heard, and determined in such court. Each Stockholder agrees that such courts are convenient forums, and hereby irrevocably waives, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each Stockholder agrees that process issued out of any such court or in accordance with the rules of practice of such court may be served by registered mail, return receipt requested, or by any other form of substituted service permitted by the rules of such court (a) as to Yamada or Yamada Corporation, to Yamada,
(b) as to Sunhorizon, to Sunhorizon, (c) as to the Management Stockholders or the Outside Directors, to Argo-Tech, and (d) as to the Trustee, to the Trustee, in each and every case with mandatory copies to Yamada Corporation, to the Persons who are also Management Stockholders serving on the Board (or such other Person as they may designate), and to the Trustee. Yamada and Yamada Corporation hereby irrevocably designate and appoint Yamada; and the Management Stockholders and the Outside Directors hereby irrevocably designates and appoints Argo-Tech as their respective authorized agent upon whom process may be served in any such suit or proceeding (it being understood that the designation of and acceptance by such agent shall become effective immediately upon the execution of this Agreement, and without any further action on the part of the Stockholder or such agent). Each Stockholder further agrees to take any and all actions, including without limitation, the execution and filing of all such instruments and documents, as may be necessary to continue such designation and appointment in full force and effect until this Agreement shall have been terminated in each and every respect. The parties agree that a final judgment in any such action or proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the right of any party hereto to serve legal process in any other manner permitted by law or affect the right of any party hereto to bring any action or proceeding against the other party or its property.

         Section 12.17. OTHER TRANSACTIONS. Yamada and Yamada Corporation hereby agree that, in the event that the Board or any successor board of the Corporation on which Yamada, Yamada Corporation, or any Affiliate or representative of either of them is represented approves or authorizes the Corporation or Argo-Tech or any successor thereto to enter into a going-private transaction subsequent to the consummation of a Public Offering pursuant to which the Securities of the Corporation or securities of Argo-Tech are no longer traded on a national or regional stock exchange or reported through the automated quotation system of a registered securities association, (a) the Non-Yamada Stockholders shall not, without their respective prior written consent, be offered or be forced or required to receive any form of consideration other than cash for the Securities of the Corporation or such successor entity or the securities of Argo-Tech then held by them, (b) any shares purchased from the Non-Yamada Stockholders shall be paid for at the same price per share and upon terms and conditions no less favorable than those afforded to Yamada or any Affiliate of Yamada or any other public stockholders, and (c) the Non-Yamada Stockholders shall not be required to sell or dispose of less than all, or be prohibited from selling all, of the Securities of the Corporation or such successor entity or the securities of Argo-Tech then held by them pursuant to such transaction. Notwithstanding the foregoing, each of Yamada and Yamada Corporation agrees that it will not, and that it will use its respective best efforts to cause its respective representatives not to approve or otherwise take any action to effect a going-private transaction subsequent to the consummation of a Public Offering or otherwise change the capital structure of the Corporation in any other kind of transaction pursuant to a reverse stock split or any other transaction that has an effect on the Non-Yamada Stockholders that is different in kind from the effect such transaction has on Yamada, Yamada Corporation, or any Person to whom such entities have transferred Common Stock.

         Section 12.18. Public Statements. The parties shall consult with one another prior to issuing any press release or public statement with respect to the transaction contemplated by this Agreement. The parties further agree that they shall use their best efforts, to the extent permitted by law, to ensure that Yamada or any Affiliate thereof is not mentioned in any press release or public statement made in connection with the transactions contemplated by this Agreement or in response to any inquiries that are made by any Person, without the prior consent of Yamada; PROVIDED, FURTHER, that representatives of Argo-Tech shall have the right to respond to the extent that they reasonably deem necessary to inquiries from customers of Argo-Tech or potential customers; and PROVIDED, FURTHER, that, in so responding, representatives of Argo-Tech shall request that its customers and potential customers keep confidential the information that is given, unless such representatives conclude that the making of such request would not be appropriate in light of its relationship with the customer or potential customer.

         Section 12.19. OTHER AGREEMENTS; CONSTRUCTION. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under any other agreement. Notwithstanding any other provisions in this Agreement, in the event of any inconsistency between the terms of this Agreement and the terms of any other agreement or document defining the rights or obligations of Stockholders, the provisions of this Agreement shall govern. All parties acknowledge that they have participated substantially in the negotiation and preparation of this Agreement, and each party hereby disclaims any defense or assertion in any litigation that any ambiguity herein should be construed against the draftsman solely as a result of acting as draftsman.

         Section 12.20. DEFAULTS. A default by any party to this Agreement in such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party.

         Section 12.21. RECOVERY OF ATTORNEY FEES. In any action or brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party shall be entitled to recover reasonable attorneys' fees and expenses in addition to any other available remedy.

         Section 12.22. SECTION AND OTHER HEADINGS. The Section and other headings contained in this Agreement are for reference only and shall not affect the meaning or interpretation of this Agreement.

         Section 12.23. APPROVALS, RATIFICATIONS, AND WAIVERS. The parties to this Agreement do hereby approve and ratify all actions taken prior to the date hereof by the parties to the Original Stockholders' Agreement with respect to the subject matter of the Original Stockholders' Agreement and, by their execution of this Agreement, shall be deemed to have waived any and all instances of any lack of full compliance with the Original Stockholders' Agreement.

         Section 12.24. THIRD PARTY BENEFICIARIES. The parties hereto expressly acknowledge and agree that (i) the Argo-Tech ESOP and the Trustee, and any successor Trustee under the Argo-Tech ESOP, are intended third party beneficiaries of, and have the right to enforce, all of the provisions of this Agreement; (ii) any Person having served or serving on the board of Argo-Tech or the Corporation, or as an officer of either corporation, at any time since December 24, 1990 is an intended third party beneficiary of, and has the right to enforce, the provisions of Sections 2.06(d), 2.06(e), 12.06, 12.07, 12.08, 12.11, 12.12, 12.13, 12.16, 12.21, and 12.24 of this
Agreement; and (iii) the Vestar Investment Partnership is expressly an intended third party beneficiary of, and has the right to enforce, the provisions of Sections 2.05, 2.06(d), 2.06(e), 2.08(d), 2.08(f), 2.08(g), 4.02(a)(iv),
4.02(a)(vi), 4.02(b), 4.02(c), 4.02(e), 12.06, 12.07, 12.08, 12.11, 12.13,
12.16, 12.21, and 12.24 of this Agreement; PROVIDED, HOWEVER, that if this Agreement is terminated pursuant to Section 12.13(a)(ii) or 12.13(a)(iii),
Article I (definitions) and the provisions listed in clauses (ii) and (iii) of this Section 12.24 (other than Section 12.13) shall survive for so long as the Vestar Investment Partnership is a holder of Preferred Stock. The parties further agree that any such third party beneficiary shall be entitled to all of the rights and benefits afforded by the provisions listed in clause (i) or
(ii) of this Section 12.24, as the case may be, in each case as the same is in effect on the date hereof and as if such third party beneficiary were a signatory to this Agreement.

         Section 12.25. COMPLIANCE WITH ERISA. Any other provision of this Agreement to the contrary notwithstanding, including other clauses similar to the foregoing clause, each and every provision of this Agreement applicable to the Argo-Tech ESOP or to the Trustee which imposes any limitation, liability, right, duty, or obligation on the Argo-Tech ESOP or the Trustee is expressly subject to the provisions of ERISA and, to the extent not consistent therewith, shall not be considered a provision of this Agreement binding upon the Argo-Tech ESOP or the Trustee, and each of the parties hereto expressly acknowledges and agrees that the Trustee may act or refrain from acting under each and every provision of this Agreement without liability hereunder to any other party hereto or to any other Person if the Trustee determines, in its reasonable discretion based upon advice of independent legal counsel to the Trustee, that any such act or refraining from any such act is required by any provision of ERISA, the Code, or the Argo-Tech ESOP.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed and delivered in its name by officers duly authorized thereunto, and the other parties hereto have caused this Agreement to be duly executed and delivered, all of the foregoing as of the day and year first above written.

                                    AT HOLDINGS CORPORATION

                                    By: /s/ M.S. Lipscomb
                                        -----------------------------
                                        Name:  Michael S. Lipscomb
                                        Title:  President

                                    ARGO-TECH CORPORATION

                                    By: /s/ Michael S. Lipscomb
                                       -------------------------------
                                       Michael S. Lipscomb
                                       President


                                    YC INTERNATIONAL INC.

                                    By: /s/ Osamu Akiyama
                                       -------------------------------
                                       Name:  Osamu Akiyama
                                       Title: Vice President & General Manager

                                    YAMADA CORPORATION

                                    By: /s/ Osamu Akiyama
                                       -------------------------------
                                       Name:  Osamu Akiyama
                                       Title: Vice President

                                    YAMADA CORPORATION

                                    By: /s/ Motonobu Miyazaki
                                       -------------------------------
                                       Name:  Motonobu Miyazaki
                                       Title:

                                    SUNHORIZON INTERNATIONAL, INC.

                                    By: /s/ Wilford Solt
                                       -------------------------------
                                       Name:  Wilford Solt,
                                       Title: President

                                    MANAGEMENT STOCKHOLDERS:

                                    By: /s/ M. S. Lipscomb
                                        -------------------------------
                                        M. S. Lipscomb

                                    By: /s/ V. Aguilar    5-13-94
                                        -------------------------------
                                        V. Aguilar

                                    By: /s/ R. C. Barlow
                                        -------------------------------
                                        R. C. Barlow

                                    By: /s/ J. A. Bates
                                        -------------------------------
                                        J. A. Bates

                                    By: /s/ D. J. Caschera
                                        -------------------------------
                                        D. J. Caschera


                                    By: /s/ D. L. Chrencik
                                        -------------------------------
                                        D. L. Chrencik

                                    By: /s/ W. C. Cottrell
                                        -------------------------------
                                        W. C. Cottrell

                                    By: /s/ J. M. Cunningham
                                        -------------------------------
                                        J. M. Cunningham

                                    By: /s/ R. E. Eichhorn
                                        -------------------------------
                                        R. E. Eichhorn

                                    By:  /s/ R. D. Entler
                                        -------------------------------
                                        R. D. Entler

                                    By: /s/ Stephen J. Graettinger
                                        -------------------------------
                                        S. J. Graettinger

                                    By: /s/ Kenneth L. Hicks
                                        -------------------------------
                                        K. L. Hicks

                                    By: /s/ P. R. Keen
                                        -------------------------------
                                        P. R. Keen

                                    By: /s/ P. C. Lexow
                                        -------------------------------
                                        P. C. Lexow

                                    By: /s/ R. J. Mastrangelo
                                        -------------------------------
                                        R. J. Mastrangelo

                                    By:  /s/ M. W. Mueller
                                        -------------------------------
                                        M. W. Mueller

                                    By: /s/ J. B. Nolish
                                        -------------------------------
                                        J. B. Nolish

                                    By: /s/ D. M. Prelee
                                        -------------------------------
                                         D. M. Prelee

                                    By: /s/ D. N. Ramacciato
                                        -------------------------------
                                        D. N. Ramacciato

                                    By: /s/ F. M. Robel
                                        -------------------------------
                                        F. M. Robel

                                    By: /s/ M. A. Ruby
                                        -------------------------------
                                        M. A. Ruby

                                    By: /s/ D. M. Scaife
                                        -------------------------------
                                        D. M. Scaife

                                    By: /s/ P. A. Sklad
                                        -------------------------------
                                        P. A. Sklad

                                    By: /s/ F. S. St. Clair
                                        -------------------------------
                                        F. S. St. Clair

                                    By: /s/ P. D. Totedo
                                        -------------------------------
                                        P. D. Totedo

                                    By: /s/ G. M. Zavoda
                                        -------------------------------
                                        G. M. Zavoda

                                    OUTSIDE DIRECTORS

                                    By: /s/  John E. Carbaugh, Jr.
                                        -------------------------------
                                        J. Carbaugh

                                    By: /s/ Y. Fujiki
                                        -------------------------------
                                        Y. Fujiki

                               LIST OF EXHIBITS
                               ----------------



Schedule A - - Addresses of Parties

Exhibit 1 - - Joinder in Stockholders' Agreement

Exhibit 2.01A --  Restated By-Laws of the Corporation

Exhibit 2.01B --  Restated By-Laws of Argo-Tech

Exhibit 2.02A --  Restated Certificate of Incorporation of
                  the Corporation

Exhibit 2.02B --  Restated Certificate of Incorporation of
                  Argo-Tech

Exhibit 2.10A --  Agreement with the Trustee

Exhibit 2.10B --  Agreement with Vestar Investment
                  Partnership

Exhibit 8.03 -- Corporation's Note

                                  SCHEDULE A

                                      TO

                            AT HOLDINGS CORPORATION
                            -----------------------

                          1994 STOCKHOLDERS' AGREEMENT
                          ----------------------------

              1.   INDIVIDUAL STOCKHOLDERS:

              a. MANAGEMENT STOCKHOLDERS. The following is a list of the Management Stockholders. Unless otherwise indicated, the address for each Management Stockholder shall be the address shown for the Management Stockholders below.



M.S. Lipscomb                                        R.J. Mastrangelo
V. Aguilar                                           M.W. Mueller
J.A. Bates                                           J.B. Nolish
D.J. Caschera                                        D.M. Prelee
D.L. Chrencik                                        D.N. Ramacciato
J.M. Cunningham                                      F.M. Robel
R.E. Eichhorn                                        D.M. Scaife
R.D. Entler                                          P.A. Sklad
S.J. Graettinger                                     F.S. St. Clair
K.L. Hicks                                           P.D. Totedo
P.R. Keen                                            G.M. Zavoda
P.C. Lexow

              2. OUTSIDE DIRECTORS. The following is a list of the Outside Directors. Unless otherwise indicated, the address for each Outside Director shall be the address shown for the Outside Directors below.

            Y. Fujiki
            J. Carbaugh
            R. Taylor
            K. Storrie

              3. ADDRESSES. The address for each of the Stockholders is as indicated below:

         (a)  Notice to the Corporation to be given at:

              AT Holdings Corporation
              c/o Argo-Tech Corporation
              23555 Euclid Avenue
              Cleveland, Ohio  44117-1795
              Attention:   Secretary
              Tel. (216) 692-6000
              Fax  (216) 692-5541
             with a copy to:

             Thompson, Hine and Flory
             1100 National City Bank Building
             Cleveland, Ohio  44114-3070
             Attn:   Donald H. Messinger, Esq.
             Tel. (216) 566-5571
             Fax  (216) 566-5583

     (b)     Notice to Argo-Tech Corporation
             to be given at:

             Argo-Tech Corporation
             23555 Euclid Avenue
             Cleveland, Ohio  44117-1795
             Attn:   Secretary
             Tel. (216) 692-6000
             Fax  (216) 692-5541

             with a copy to:

             Thompson, Hine and Flory
             1100 National City Bank Building
             Cleveland, Ohio 44114-3070
             Attn:   Donald H. Messinger, Esq.
             Tel. (216) 566-5571
             Fax  (216) 566-5583

     (c)     Notice to the Investor Stockholders
             to be given at:

             (i)      For YC International Inc.

                      Yamada International Corporation
                      New York Head Office
                      399 Park Avenue
                      New York, New York  10022
                      Attention:  Stacey O. Akiyama
                      Tel. (212) 303-6900
                      Fax  (212) 355-1082

                      with a copy to:

                      Howard, Rice, Nemerovski, Canady,
                      Robertson, Falk & Rabkin
                      Three Embarcadero Center
                      Suite 700
                      San Francisco, California  94111-4065
                      Attn:   Richard W. Canady, Esq.
                      Tel. (415) 434-1600
                      Fax (415)  399-3041

             (ii)     For Yamada Corporation

                      Yamada Corporation (Japan)
                      Shin Aoyama Building, East
                      1-11    1-chome Minamiaoyama
                      Minato-ku, Tokyo 107 Japan
                      Attn:   Motonubu Miyazaki
                      Tel. 03-011-813-475-1121
                      Fax  03-011-813-475-1789

                      with a copy to:

                      Howard, Rice, Nemerovski, Canady,
                        Robertson & Falk
                      Three Embarcadero Center
                      Suite 700
                      San Francisco, California  94111
                      Attn:   Richard W. Canady, Esq.
                      Tel. (415) 434-1600
                      Fax  (415) 399-3041

             (iii)    For Sunhorizon

                      13221 Ranchwood Road
                      Tustin, CA  92680
                      Attn:   Wilford Solt
                      Tel. (714) 642-5735
                      Fax  (714) 642-9884

     (d)     Notice to the Management Stockholders
             to be given at:

             Management Stockholders
             c/o Argo-Tech Corporation
             23555 Euclid Avenue
             Cleveland, Ohio  44117
             Attn:   Secretary
             Tel. (216) 692-6000
             Fax  (216) 692-5541

             with a copy to:

             Thompson, Hine and Flory
             1100 National City Bank Building
             Cleveland, Ohio  44114-3070
             Attn:   Donald H. Messinger, Esq.
             Tel. (216) 566-5571
             Fax  (216) 566-5583

     (e) Notice to the Outside Directors to be given at:

             Outside Directors
             c/o Argo-Tech Corporation
             23555 Euclid Avenue
             Cleveland, Ohio  44117-1795
             Attn:   Secretary
             Tel. (216) 692-6000
             Fax  (216) 692-5541

             with a copy to:

             Thompson, Hine and Flory
             1100 National City Bank Building
             Cleveland, Ohio  44114-3070
             Attn:   Donald H. Messinger, Esq.
             Tel. (216) 566-5571
             Fax  (216) 566-5583

     (f)     Notice to the Trustee to be given at:

             Society National Bank
             127 Public Square
             Cleveland, Ohio  44114
             Attn: Investment Management and Trust
                   Services
             Tel. (216) 689-3216
             Fax  (216) 689-3545

             with a copy to:

             Jones, Day, Reavis & Pogue
             901 Lakeside Avenue
             Cleveland, Ohio  44114
             Attn:   Leslie D. Dunn, Esq.
             Tel. (216) 586-7271
             Fax  (216) 579-0212

                                                                      EXHIBIT 1

                                  JOINDER IN
                            STOCKHOLDERS' AGREEMENT
                            -----------------------

              In consideration of the transfer to _________ of __________ shares of [Class A) [Class B] [Class C] [Class D] Common Stock, par value $.0l per share, of Vestar/AT Holdings Corporation (the "Corporation") and the registration of such transfer on the books of the Corporation, ___________ (the "Additional [Management Stockholder" or Investor Stockholder"] ["Outside Director"]), and the Corporation agree that, as of the date written below, the Additional [Management Stockholder or Investor Stockholder or Outside Director] shall become a party as a [Management Stockholder or Investor Stockholder or Outside Director] to the Vestar/AT Holdings Corporation Stockholders' Agreement dated as of April __, 1994 (the "Stockholders' Agreement"), and shall be bound by all of the terms and provisions of the Stockholders' Agreement, as though the Additional [Management Stockholder or Investor Stockholder or Outside Director) was an original party thereto and was included in the definition of "[Management Stockholder or Investor Stockholder or Outside Director]" as used therein.


                                        _____________________________________
                                        Additional [Management or
                                        Investor Stockholder or Outside
                                        Director]


        Executed as of the ____ day of _______________, 19__.



                                             [                                ]


                                        By:___________________________________
                                             (President)


                                        ______________________________________
                                        Additional [Management or
                                        Investor Stockholder or Outside
                                        Director]

                                 EXHIBIT 8.03

                                PROMISSORY NOTE
                                ---------------

                                                                Cleveland, Ohio
$________________                                               _______________


              FOR VALUE RECEIVED, ARGO-TECH CORPORATION and VESTAR/AT HOLDINGS CORPORATION jointly and severally promise to pay to the order of __________________ ("Payee") the principal amount of___________________________
Dollars ($_______________) on April 28, 2004 or sooner as hereinafter provided together with interest thereon at a per annum interest rate that at all times shall be equal to the Sumitomo Prime Rate from time to time in effect, with each change in the Sumitomo Prime Rate automatically and immediately changing the interest rate on this Note. "Sumitomo Prime Rate" means the Prime Rate announced from time to time by Sumitomo Bank at its New York Branch. Interest shall be calculated on the basis of a 365 day year for the actual number of days elapsed.

              This Promissory Note is being issued pursuant to Section 8.03 of that certain AT Holdings Corporation 1994 Stockholders' Agreement, dated May 17, 1994 (the "Agreement"). Amounts outstanding hereunder and interest thereon shall be paid in accordance with the terms of the Agreement and the rights of Payee with respect to this Note are subject to the terms of the Agreement.

              The construction, validity, and enforceability of this Note shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

                                             ARGO-TECH CORPORATION


                                             By:_____________________________
                                             Title: _________________________


                                             VESTAR/AT HOLDINGS CORPORATION


                                             By:_____________________________
                                             Title: _________________________

                                  EXHIBIT 8.03

                                PROMISSORY NOTE
                                ---------------
                                                                 Cleveland, Ohio
$_______________________                                         ______________

              FOR VALUE RECEIVED, ARGO-TECH CORPORATION and VESTAR/AT HOLDINGS CORPORATION jointly and severally promise to pay to the order of _________________ ("Payee") the principal amount of___________________________
Dollars ($_______________) on April 28, 2004 or sooner as hereinafter provided together with interest thereon at a per annum interest rate that at all times shall be equal to the Sumitomo Prime Rate from time to time in effect, with each change in the Sumitomo Prime Rate automatically and immediately changing the interest rate on this Note. "Sumitomo Prime Rate" means the Prime Rate announced from time to time by Sumitomo Bank at its New York Branch. Interest shall be calculated on the basis of a 365 day year for the actual riumber of days elapsed.

              This Promissory Note is being issued pursuant to Section 8.03 of that certain AT Holdings Corporation 1994 Stockholders' Agreement, dated May 17, 1994 (the "Agreement"). Amounts outstanding hereunder and interest thereon shall be paid in accordance with the terms of the Agreement and the rights of Payee with respect to this Note are subject to the terms of the Agreement.

              The construction, validity, and enforceability of this Note shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

                                             ARGO-TECH CORPORATION


                                             By:______________________________
                                             Title: __________________________


                                             VESTAR/AT HOLDINGS CORPORATION


                                             By:_______________________________
                                             Title: ___________________________

                                  EXHIBIT 8.03

                                PROMISSORY NOTE
                                ---------------
                                                                Cleveland, Ohio
$________________                                               ________________


     FOR VALUE RECEIVED, ARGO-TECH CORPORATION and VESTAR/AT HOLDINGS CORPORATION jointly and severally promise to pay to the order of _________________ ("Payee") the principal amount of____________________________
Dollars ($_______________) on April 28, 2004 or sooner as hereinafter provided together with interest thereon at a per annum interest rate that at all times shall be equal to the Sumitomo Prime Rate from time to time in effect, with each change in the Sumitomo Prime Rate automatically and immediately changing the interest rate on this Note. "Sumitomo Prime Rate" means the Prime Rate announced from time to time by Sumitomo Bank at its New York Branch. Interest shall be calculated on the basis of a 365 day year for the actual number of days elapsed.

     This Promissory Note is being issued pursuant to Section 8.03 of that certain AT Holdings Corporation 1994 Stockholders' Agreement, dated May 17 1994 (the "Agreement"). Amounts outstanding hereunder and interest thereon shall be paid in accordance with the terms of the Agreement and the rights of Payee with respect to this Note are subject to the terms of the Agreement.

     The construction, validity, and enforceability of this Note shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

                                                  ARGO-TECH CORPORATION


                                                  By:___________________________
                                                  Title: _______________________


                                                  VESTAR/AT HOLDINGS CORPORATION


                                                  By:__________________________
                                                  Title: _______________________

                                  EXHIBIT 8.03

                                PROMISSORY NOTE
                                ---------------
                                                              Cleveland, Ohio
$______________________                                      _________________


     FOR VALUE RECEIVED, ARGO-TECH CORPORATION and VESTAR/AT HOLDINGS CORPORATION jointly and severally promise to pay to the order of _________________ ("Payee") the principal amount of_____________________________
Dollars ($_______________) on April 28, 2004 or sooner as hereinafter provided together with interest thereon at a per annum interest rate that at all times shall be equal to the Sumitomo Prime Rate from time to time in effect, with each change in the Sumitomo Prime Rate automatically and immediately changing the interest rate on this Note. "Sumitomo Prime Rate" means the Prime Rate announced from time to time by Sumitomo Bank at its New York Branch. Interest shall be calculated on the basis of a 365 day year for the actual number of days elapsed.

     This Promissory Note is being issued pursuant to Section 8.03 of that certain AT Holdings Corporation 1994 Stockholders' Agreement, dated May 17, 1994 (the "Agreement"). Amounts outstanding hereunder and interest thereon shall be paid in accordance with the terms of the Agreement and the rights of Payee with respect to this Note are subject to the terms of the Agreement.

     The construction, validity, and enforceability of this Note shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

                                              ARGO-TECH CORPORATION


                                              By:______________________________
                                              Title: ___________________________


                                              VESTAR/AT HOLDINGS CORPORATION


                                              By:______________________________
                                              Title: ___________________________

                                  EXHIBIT 8.03

                                PROMISSORY NOTE
                                ---------------

                                                              Cleveland, Ohio
$_____________________                                        _________________

     FOR VALUE RECEIVED, ARGO-TECH CORPORATION and VESTAR/AT HOLDINGS CORPORATION jointly and severally promise to pay to the order of __________________ ("Payee") the principal amount of____________________________
Dollars ($_______________) on April 28, 2004 or sooner as hereinafter provided together with interest thereon at a per annum interest rate that at all times shall be equal to the Sumitomo Prime Rate from time to time in effect, with each change in the Sumitomo Prime Rate automatically and immediately changing the interest rate on this Note. "Sumitomo Prime Rate" means the Prime Rate announced from time to time by Sumitomo Bank at its New York Branch. Interest shall be calculated on the basis of a 365 day year for the actual number of days elapsed.

     This Promissory Note is being issued pursuant to Section 8.03 of that certain AT Holdings Corporation 1994 Stockholders' Agreement, dated May 17, 1994 (the "Agreement"). Amounts outstanding hereunder and interest thereon shall be paid in accordance with the terms of the Agreement and the rights of Payee with respect to this Note are subject to the terms of the Agreement.

     The construction, validity, and enforceability of this Note shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

                                             ARGO-TECH CORPORATION

                                             By:_______________________________
                                             Title: ___________________________

                                             VESTAR/AT HOLDINGS CORPORATION

                                             By: ______________________________
                                             Title: ___________________________

                                  EXHIBIT 8.03

                                PROMISSORY NOTE
                                ---------------
                                                               Cleveland, Ohio
$______________________                                       _________________

     FOR VALUE RECEIVED, ARGO-TECH CORPORATION and VESTAR/AT HOLDINGS CORPORATION jointly and severally promise to pay to the order of __________________ ("Payee") the principal amount of ___________________________
Dollars ($_______________) on April 28, 2004 or sooner as hereinafter provided together with interest thereon at a per annum interest rate that at all times shall be equal to the Sumitomo Prime Rate from time to time in effect, with each change in the Sumitomo Prime Rate automatically and immediately changing the interest rate on this Note. "Sumitomo Prime Rate" means the Prime Rate announced from time to time by Sumitomo Bank at its New York Branch. Interest shall be calculated on the basis of a 365 day year for the actual number of days elapsed.

     This Promissory Note is being issued pursuant to Section 8.03 of that certain AT Holdings Corporation 1994 Stockholders' Agreement, dated May 17, 1994 (the "Agreement"). Amounts outstanding hereunder and interest thereon shall be paid in accordance with the terms of the Agreement and the rights of Payee with respect to this Note are subject to the terms of the Agreement.

     The construction, validity, and enforceability of this Note shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

                                             ARGO-TECH CORPORATION


                                             By:_______________________________
                                             Title: ___________________________


                                             VESTAR/AT HOLDINGS CORPORATION


                                             By:_______________________________
                                             Title: ___________________________